UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc. 6410 Poplar Avenue, Suite 900 Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc. 6410 Poplar Ave., Suite 900 Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023.

Item 1(a).	Longleaf Partners Funds Annual Report at December 31, 2023.

Annual Report
December 31, 2023
Partners Fund
Small-Cap Fund
International Fund
Global Fund

Cautionary Statement
One of Southeastern's “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to southeasternasset.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern's appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. P/V does not guarantee future results, and we caution investors not to give this calculation undue weight.  P/V alone tells nothing about:
•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V's that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund's potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company's price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund's return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.
Risks
The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non- U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risksmay be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.

Indexes
The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.  The S&P 500 Value Index constituents are drawn from the S&P 500 and are based on three factors: the ratios of book value, earnings, and sales to price. S&P 500 Growth Index constituents are drawn from the S&P 500 and are based on three factors: sales growth, the ratio of earnings change to price, and momentum.
The S&P 500 Equal Weight Index is the equal weight version of the S&P 500, where each company is allocated a fixed weight (0.2%) of the index total.
The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3,000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value index is drawn from the constituents of the Russell 1000 based on book-to-price (B/P) ratio.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.  The Russell 2000 Value index is drawn from the constituents of the Russell 2000 based on book-to-price (B/P) ratio.
The FTSE Developed ex North America Index comprises Large and Mid cap stocks providing coverage of Developed markets, excluding the US and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. The FTSE Developed ex-North America Value Index includes companies which are considered more value oriented relative to the overall market.
The FTSE Developed Index is a market-capitalization weighted index representing the performance of large and mid-cap companies in Developed markets. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. The FTSE Developed Value Index measures the performance of the investable securities in the developed large and mid-cap value segment of the market, which includes companies that are considered more value oriented relative to the overall market.
An index cannot be invested in directly.
Definitions
EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.
Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.
Discounted cash flow (DCF) is a valuation method used to estimate the attractiveness of an investment opportunity. DCF analysis uses future free cash flow projections and discounts them to arrive at a present value estimate, which is used to evaluate the potential for investment.
Net Asset Value (NAV) is a statement of the value of a company's assets minus the value of its liabilities.
“Margin of Safety” is a reference to the difference between a stock’s market price and Southeastern’s calculated appraisal value.  It is not a guarantee of investment performance or returns.
Price / Earnings (P/E) is the ratio of a company’s share price compared to its earnings per share.
Earnings per share (EPS) is the portion of a company's net income allocated to each share of common stock.
Enterprise value (EV) is a company’s market capitalization plus debt, minority interest and preferred shares, and less total cash and cash equivalents.
Internal rate of return (IRR) is the interest rate at which the net present value of all the cash flows from an investment equal zero.
© 2024 Southeastern Asset Management, Inc. All Rights Reserved.
Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust.
Southeastern Asset Management, Inc. is a registered trademark.
Funds distributed by ALPS Distributors, Inc.

Management Discussion (Unaudited)
Partners Fund
Longleaf Partners Fund had a good year. We more than doubled the Russell 1000 Value Index, almost equalled the tech-led S&P 500 Index and approximately doubled our absolute return goal of inflation plus 10%. We were pleased with the progress made at our portfolio companies. Our management partners took steps to realize value per share via discounted share buybacks and other intelligent actions. Strong stock performance across most of our portfolio holdings drove solid double-digit returns in a year when value investing faced headwinds relative to growth strategies, and our lack of exposure to Info Tech created an 8%+ drag on relative results.
2023 Market Review
It has been widely publicized that seven stocks drove global markets, accounting for 26% of the weight and 62% of the performance of the S&P 500 Index in 2023. By contrast, 72% of stocks underperformed the S&P 500, an all-time high in the last two+ decades. Returns for the S&P 500 Equal-Weighted Index reflected this discrepancy, returning “only” 13.8% for the year.
Source: Bloomberg

Our research team was busy in 2023. At the start of the year when everyone was still predicting an imminent recession, we saw opportunity as contrarians and improved our portfolio with weighting changes and compelling new investments, many of which have already contributed to the portfolio. In the fourth quarter, we have seen a growing consensus about a soft landing. This consensus view concerns us for the same reasons we were excited to be buying earlier in the year when everyone was fearful. However, we are confident in our ability to keep delivering double-digit returns with our portfolio of competitively advantaged, financially strong businesses with management teams that can take self-help measures in any environment. 2023 showed us that our investment approach can add meaningful value, even in a challenging period for bottom-up active equity managers.
In previous letters, we talked about the return of normal nominal interest rates making this a stock pickers’ market again (discussed in our 4Q21 Longleaf Partners Fund Commentary). When discounted cash flows (DCFs) matter more, bottom-up research matters more. Southeastern has thrived in environments like this before and believe the 2020s will be another great decade for us like most of the ‘70s, ‘80s and ‘00s.
The Future of Public Equity Value Investing
Three years ago, we wrote a paper on why we believe value was primed to work again, and we believe we are still well positioned for the return of value. Since we published the paper, Value has outperformed Growth over the subsequent three years, though it has been a rocky path.
However, we have continued to see the “Value” universe split into extremes of what we would call “Quality at a Higher Price” vs. “Value ETF” (or Low Quality at Low Multiples). This is best illustrated by an analysis of the average top ten holdings of “Value” managers, which shows a mix of five of the “Magnificent 7” and Financials, as shown in the chart below:

We do not belong to either of these extremes. Our continued focus is on “Business, People, Price.” We demand high-quality businesses, defined as competitively advantaged companies that will produce more free cash flow (FCF) in the near future and earn above average returns – i.e., not “cigar butts.” However, we will not pay the high prices commanded by the traditionally defined “Quality” that can be overvalued as it is easy to see. We look for hidden quality with management teams that will take steps to get that quality recognized by the market over the medium to long term. As a result, our portfolios look meaningfully different than the index and our value peers, with on average ~50% of our portfolios not found in the index. We believe this is a considerable advantage that should allow us to produce strong, differentiated future returns versus a narrowly defined index and peer set. After a brief period of “Value ETF” outperforming in 2022, the “Quality at a Higher Price” (QHP) strategy outperformed again in 2023. However, we saw a lot of positive signs in 2023 that our approach is well positioned for 2024 and beyond.
It is easier for us to feel better positioned relative to QHP when the index is at 19.7 earnings and many of its larger constituents owned by “value” managers are 25-30x+ peak earnings. Paying a multiple like this has not historically worked long term, and this is compounded by today’s higher interest rates vs. those of the previous 10-15 years. It might seem harder to argue that we have more upside than “Value ETFs” trading at a multiple of 15.1 as measured by the Russell 1000 Value Index. However, when we dig into what the value index owns, we feel much better about our portfolio, which trades at a multiple of 11.4.
There are three primary buckets that comprise 46% of the value index and have lurking dangers within their lower-than-market headline multiples:
1.  Financials (22%) - While we are happy to own Financials (the Fund is currently overweight relative to the Index), we have historically had difficulty qualifying banks using our Business, People, Price discipline. However, in the wake of the crisis that rocked the bank industry in the first quarter, we have spent more time on banks over the last one year than we have in the previous 10 years. Even with steep headline price declines, we have had trouble qualifying these generally opaque, highly levered businesses. While the stated next twelve months (NTM) price to earnings multiple of the average bank is certainly lower than the market’s, we question the growth and stability of that earnings per share (EPS) – let alone FCF for an industry like this. We suspect there are still potential bombs lurking in many loan books. American Banker recently summarized a study detailing how 40%+ of office real estate loans are underwater, and there are problems in other places as well. Our values for high-quality, small-cap real estate companies that are the best proxies for some of these loans are more conservative than the numbers many loans need to avoid write downs. Many market prices for publicly traded real estate equities are below our values, even after a strong end to the year. Many loans on real estate are attached to lower quality assets than are owned by these public real estate companies. That’s not a good chain of facts for many publicly traded banks. At times over the last year, the valid fear over this dynamic was much more priced in than it is now.
2.  Information Technology (16%) - We have typically had limited exposure to IT in our portfolios, which has been a notable relative drag on performance over the last decade+. We are extra wary of low multiples in this part of the market today for two main reasons: 1) cyclical peaks in volatile industries are dangerous (e.g. it’s generally been better to pay a “high” NTM multiple for a semiconductor company than a low one); 2) multiples can be low for good reasons if the dreaded “disruption” is real, which it is for a higher percentage of companies in this industry than in others.
3. Resources (8%) - We have proven we are open to this industry and remain willing to own companies in it that qualify on a bottom-up basis if we have competitively advantaged assets and great management partners. Another factor that determines returns is the starting spot commodity price and futures strip. We no longer have the free shot at upside we did before inflation and the Ukraine war, but we also are down from the highs post-Ukraine. That suggests to us an industry that is neither dear nor cheap in total. If you buy the market-cap-weighted index, you will likely get more capital allocation pain from larger companies overpaying for smaller ones, which we saw happening more as the year went on and expect to continue if animal spirits run wilder.
Our future absolute returns will be driven by what we own. As discussed above, our portfolio looks meaningfully different than the S&P 500, the Value Index and our average value peers. We believe our differentiated portfolio will lead to significant alpha via a differentiated return stream.
The Future of Our Portfolios
This time last year, we wrote about three portfolio management process improvements we made in the second half of 2022. After an extended period of relative underperformance, capped off by a particularly challenging absolute and relative year in 2022, we undertook extensive analysis that helped inform tweaks to our long-term discipline. We believe this evolution of our process has helped us be a better version of ourselves for the present and future. The analysis showed that we have demonstrated long-term skill as bottom-up stock pickers, with a historic batting average of wins to losses of 60%+. However, the data led us to conclude we could improve in three primary areas by 1) limiting large overweight positions in the portfolio, 2) building in additional conservatism into our appraisals for holding companies (and therefore demanding a higher discount) and 3) focusing on price-to-enterprise value (P/EV) rather than pure price-to-value (P/V) in leveraged businesses where net debt to EBITDA exceeds 3x (again, resulting in a higher discount for such businesses).
The rules have improved how we analyze existing holdings and influenced the price at which we will buy a new holding and/or trim or add to an existing one. This has resulted in a higher level of resizing positions in the portfolio and exiting some long-term holdings this year. A good example in the portfolio today is Warner Bros Discovery (WBD), a company that we bought too early but that remains a holding in the portfolio. Our average price for the initial WBD investment in 2021 was $26.48, or a P/V ratio in the mid-60s%. However, P/EV on the initial report was 79%. Under the new rules, we would not pay that price for the company today. We most likely would have waited for a mid-60s% P/EV, which would have equated to a $mid-teens entry price. In this case, we would have missed a too-large initial downturn in the stock price. The overweight rule dictated that we trimmed the position after the price ran up in the first half of 2023, which benefitted overall performance as the stock price subsequently fell again. However, even with the new rule lens, we remain confident in our case for the business and management’s ability to deliver going forward.
These three filters also help us make better decisions about what NOT to own, leading to fewer mistakes. In 2023, 21% of the investments delivered negative returns from the start of the year to the end of the year or from our average cost during the year if they were new investments in 2023. Of course, this was an up-market year, but our 21% down compares to the index, where 33% were negative this year. Performance across all strategies meaningfully improved since we implemented the new rules, and we believe these process improvements will help drive a higher batting average and strong future performance.

Contribution To Return
General Electric - Industrial conglomerate General Electric (GE) was the top performer for the year. We exited this multi-year investment as its price went above our appraisal. In 1Q23, GE spun out GE Healthcare, which we sold as it traded at our value. The share price continued its strong performance throughout the spring and summer, and we ultimately sold the position in the third quarter when we no longer saw a margin of safety for the business. CEO Larry Culp was a great partner who created significant value for shareholders by reducing leverage, cutting costs, streamlining operations, improving company culture and simplifying the structure with plans to split the company into three businesses. We hope to have the opportunity to partner with him again in the future.
PVH – Apparel company PVH, which owns brands Tommy Hilfiger and Calvin Klein, was the top performer in the fourth quarter and among the top contributors for the year. CEO Stefan Larsson, whom we previously partnered with at Ralph Lauren, has done a great job improving brand power while growing margins and FCF per share in a challenging environment. PVH reported a solid 3Q and is on track to buy back over 10% of shares this year. We expect more repurchases after the sale of its Warners, Olga and True and Co businesses in the period. This sale highlights the company’s continued focus on growing its core brands Calvin Klein and Tommy Hilfiger.
FedEx - Global logistics company FedEx was another top contributor for the year, driven by strong performance in the first half of the year. FedEx benefitted from strong pricing power in the face of rising inflation that improved earnings vs. low expectations. Effective cost control at the Ground business helped the company beat guidance in the first half, and margins increased even with weak overall revenues. In the last two weeks of the year, FedEx’s share price was punished after F2Q23 results disappointed, driven by revenue and earnings weakness at Express. The company revised revenue guidance down from flat for the fiscal year to down low single-digits. However, Ground and Freight both had strong quarters, and FedEx continued to buy back discounted shares. The Ground business comprises the majority of our appraisal value for FedEx, with Freight and Express comprising smaller but equal values. We added to our position in the fourth quarter after the price declined, and our appraisal remained steady.
Fairfax Financial – Fairfax was another top performer after it consistently reported solid EPS growth throughout the year. CEO Prem Watsa guided expectations for $100 EPS for the next three years and is on pace to exceed this level in 2023. The company extended its fixed income investment duration when treasury yields spiked in October. The company delivered strong underwriting performance with a mid-90s% combined ratio and premiums increasing 5% in the most recent quarter. The company continues to return capital to shareholders through discounted share repurchase, and in early January announced it was raising its annual dividend from $10 to $15.
MGM Resorts & Hyatt – Hospitality companies MGM Resorts and Hyatt were both strong performers in the fourth quarter and for the year, outperforming expectations that the post-COVID travel rebound would ease in 2023. Casino and online gaming company MGM saw double-digit revenue growth and strong 2023 bookings in Las Vegas in the first half, which moderated in the second half but remained solid. A cybersecurity attack negatively impacted 3Q results, but MGM does not expect the $100 million hit to have a material effect on its financial condition and operational results for the year. MGM bought back discounted shares at a 15% annualized rate and authorized another $2 billion buyback in 4Q, which represents another 15% of the company. Hotel operator Hyatt consistently reported strong results in the year and guided mid-to-high single-digits of revenue per room available (RevPAR) growth in the back half of the year, driven by a continued recovery in Asia Pacific and ongoing improvements in group and business demand. Hyatt announced the value-additive purchase of UK booking company Mr & Mrs Smith and bought back discounted shares at a steady pace.
Live Nation – Live Nation Entertainment, a new purchase this year, was a strong performer in the fourth quarter and a strong performer for the year as it outperformed expectations. Live Nation reported a great 3Q, with revenues and adjusted operating income up 30%+, concert revenues up 29% and ticketing up 55%. The company guided for continued strong growth in 2024. We have prior knowledge of Live Nation from our time owning various Liberty Media entities and are encouraged on future capital allocation that Liberty is still on the case as a 30%+ owner.
Lumen – Global fiber company Lumen was the top detractor for the year, and we sold our position in the first half, when it became clearer the new management team under CEO Kate Johnson would not pursue a strategic path to monetizing Lumen’s consumer business. Lumen represented a permanent capital loss for the Fund, a significant opportunity cost for the portfolio and a disappointing long-term mistake. Lumen has reinforced the importance of limiting overweight positions in the portfolio, being cautious of leverage and value declines, and fully re-underwriting a case – and being willing to move on – when the people and/or underlying facts change.
Mattel – Global toy and media company Mattel was the top detractor in the quarter, though its strong 2Q performance on the back of the success of the Barbie movie made it a positive YTD contributor. Mattel reported positive 3Q23 results, with earnings and revenues beating guidance. However, negative sentiment weighed on the entire toy industry, with the challenging macro environment driving holiday season weakness. Mattel benefitted in the year from the strength of the Barbie movie, which underscores Ynon Kreiz’s plan to monetize the strong intellectual property that the company owns. The company bought back discounted shares in the quarter.
Portfolio Activity
2023 was a busy and productive year for our research team. We initiated eight new positions and added to two discounted existing holdings. These additions were funded by selling nine positions (two of which were spun out of existing holdings) and trimming an additional 11 in the year. Two of the new purchases appreciated before we were able to fill out a complete position, so we exited at a gain to fund opportunities with a higher margin of safety and upside potential. We ended the year with six new positions spanning multiple sectors: Fidelity National Information Services, Kellanova, Live Nation Entertainment, Bio-Rad Laboratories, RTX Corp and Fortune Brands. In addition to the small positions that we were never able to fill out, we sold GE Healthcare and WK Kellogg, which were spun out of existing holdings, and again successfully exited Alphabet (albeit with a shorter holding period our second time around). We sold long-term holding General Electric when it reached our appraisal value. We continue to watch the stock closely and hope to have the opportunity to partner with best-in-class CEO Larry Culp again. We sold Douglas Emmett and Stanley Black and Decker at a loss as our outlook for both businesses deteriorated. Finally, we sold our long-term position in Lumen at a loss, as discussed in more detail above and in our 2Q letter. While it is always disappointing to have a permanent capital loss, taking these losses puts the Fund in a tax advantageous position, meaning we could realize significant future capital gains without incurring a capital gain distribution.
Outlook
While our cash ended the year at a higher than usual level of 13%, our on-deck list remains healthy, if not as strong as it was at other points over the last two years. The high level of new idea generation this year means we have multiple partial positions that we would love to fill out. Adding to these partial positions, plus one new company from our on-deck list, could quickly reduce cash to a more normal level in the mid-single digits or lower. We think it likely that 2024 will give us some volatility to put our cash to work and continue to improve our portfolio. We can’t tell you exactly where that volatility will come from or when it will hit. We did like how The Economist quantified 2024 as globally “the biggest election year in history.” And it might not be anecdotal that the market and humanity seemingly have a shorter fuse than in the past. One quantification comes from how unruly airline passengers remain elevated at ~2x pre-covid levels. Volatility won’t just help us improve our portfolios, it will help our existing investees grow their own value per share in ways that are unexpected and don’t fit into a spreadsheet, again highlighting the importance of high-quality people who are on offense. We thank our long-time clients for their partnership. It was good to deliver better results in 2023. We believe we have the pieces in place to continue to deliver future results more like our first 30+ years.

Performance History (Unaudited)
Partners Fund
Comparison of Change in Value of $10,000 Investment
Since Inception April 8, 1987
Average Annual Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year	20 Year	Since Inception 4/8/1987
Partners Fund	24.49%	8.42%	3.86%	4.94%	9.38%
S&P 500 Index	26.29	15.69	12.03	9.69	10.26
The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.
As reported in the Prospectus dated May 1, 2023, the total expense ratio for the Partners Fund is 1.03% (gross) and 0.79% (net).  Through at least April 30, 2024, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Partners Fund
Top 10 Portfolio Holdings at December 31, 2023
Net Assets
Affiliated Managers Group, Inc.	5.4%
CNH Industrial N.V.	5.3
Mattel, Inc.	5.2
Fidelity National Information Services, Inc.	5.1
Kellanova	4.9
CNX Resources Corporation	4.9
IAC, Inc.	4.8
FedEx Corporation	4.7
Bio-Rad Laboratories, Inc.	4.7
MGM Resorts International	4.6
49.6%

Sector Composition
Net Assets
Communication Services	22.7%
Consumer Discretionary	17.5
Financials	17.1
Industrials	15.3
Consumer Staples	4.9
Energy	4.9
Health Care	4.7
Cash & Other	12.9
100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio of Investments
Partners Fund
Common Stocks
	Shares	Value	% of Net Assets
Aerospace & Defense
RTX Corporation	635,612	$ 53,480,394	3.9%
Air Freight & Logistics
FedEx Corporation	255,905	64,736,288	4.7
Building Products
Fortune Brands Innovations, Inc.	246,614	18,777,190	1.4
Capital Markets
Affiliated Managers Group, Inc.	492,252	74,536,798	5.4
Entertainment
Live Nation Entertainment, Inc.*	667,329	62,461,994	4.6
Warner Bros., Discovery, Inc.*	5,164,055	58,766,946	4.3
Warner Music Group Corp.	1,741,955	62,344,570	4.5
		183,573,510	13.4
Financial Services
Fidelity National Information Services, Inc.	1,174,817	70,571,257	5.1
Fiserv, Inc.*	328,429	43,628,508	3.2
		114,199,765	8.3
Food Products
Kellanova (Formerly Kellogg Company)	1,205,334	67,390,224	4.9
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A	363,606	47,417,859	3.5
MGM Resorts International*	1,409,430	62,973,332	4.6
		110,391,191	8.1
Insurance
Fairfax Financial Holdings Limited (Canada)	50,333	46,437,943	3.4
Interactive Media & Services
IAC, Inc.*	1,240,084	64,955,600	4.8
Leisure Products
Mattel, Inc.*	3,772,498	71,224,762	5.2
Life Sciences Tools & Services
Bio-Rad Laboratories, Inc.*	196,969	63,599,320	4.7
Machinery
CNH Industrial N.V. (Italian Exchange) (Netherlands)	3,306,184	40,440,469	2.9
CNH Industrial N.V. (U.S. Exchange) (Netherlands)	2,663,740	32,444,353	2.4
		72,884,822	5.3
Media
Liberty Broadband Corporation - Series C*	761,905	61,401,924	4.5
Oil, Gas & Consumable Fuels
CNX Resources Corporation*	3,366,957	67,339,140	4.9
Textiles, Apparel & Luxury Goods
PVH Corp.	472,603	57,714,278	4.2
Total Common Stocks (Cost $1,046,702,070)		1,192,643,149	87.1
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 4.46%, dated 12/29/23, due 01/02/24, Repurchase price $174,454,409 (Collateral: $177,855,430 U.S. Treasury Bonds, 0.625% - 1.375% due 2/15/43 to 2/15/44, Par $166,939,900) (Cost $174,368,000)	174,368,000	$ 174,368,000	12.8%
Total Investments (Cost $1,221,070,070)		1,367,011,149	99.9
Other Assets (Liabilities), Net		2,002,788	0.1
Net Assets		$1,369,013,937	100.0%

*	Non-income producing security.
Note: Non-U.S. Companies represent 8.7% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
Small-Cap Fund
Longleaf Partners Small-Cap Fund had a good year. We materially outperformed our market benchmark indices, the Russell 2000 and Russell 2000 Value, and our absolute return goal of inflation plus 10%. We were pleased with the progress made at our portfolio companies. Our management partners took steps to realize value per share via discounted share buybacks and other intelligent actions. Strong stock performance across most of our portfolio holdings drove solid double-digit returns in a year when value investing faced headwinds relative to growth strategies and the US Small-Cap Index underperformed the Large-Cap Index, driven by a small handful of mega-cap stocks that are, in our view, now dangerously overvalued.
Our research team was busy in 2023. At the start of the year when everyone was still predicting an imminent recession, we saw opportunity as contrarians and improved our portfolio with weighting changes and compelling new investments, many of which have already contributed to the portfolio. In the fourth quarter, we have seen a growing consensus about a soft landing. This consensus view concerns us for the same reasons we were excited to be buying earlier in the year when everyone was fearful. However, we are confident in our ability to keep delivering double-digit returns with our portfolio of competitively advantaged, financially strong businesses with management teams that can take self-help measures in any environment. 2023 showed us that our investment approach can add meaningful value, even in a challenging period for bottom-up active equity managers.
In previous letters, we talked about the return of normal nominal interest rates making this a stock pickers’ market again (discussed in our 4Q21 Longleaf Partners Small-Cap Fund Commentary).  When discounted cash flows (DCFs) matter more, bottom-up research matters more. Southeastern has thrived in environments like this before and believe the 2020s will be another great decade for us like most of the ‘70s, ‘80s and ‘00s.
The Future of Public Equity Value Investing
Three years ago, we wrote a paper on why we believe value was primed to work again, and we believe we are still well positioned for the return of value. Since we published the paper, Value has outperformed Growth over the subsequent three years, though it has been a rocky path.

However, we have continued to see the “Value” universe split into extremes of what we would call “Quality at a Higher Price” vs. “Value ETF” (or Low Quality at Low Multiples). We do not belong to either of these tribes. Our continued focus is on “Business, People, Price.” We demand high-quality businesses, defined as competitively advantaged companies that will produce more free cash flow (FCF) in the near future and earn above average returns – i.e., not “cigar butts.” However, we will not pay the high prices commanded by the traditionally defined “Quality” that can be overvalued as it is easy to see. We look for hidden quality with management teams that will take steps to get that quality recognized by the market over the medium to long term. As a result, our portfolios look meaningfully different than the index and our value peers, with on average ~50% of our portfolios not found in the index. We believe this is a considerable advantage that should allow us to produce strong, differentiated future returns versus a narrowly defined index and peer set. After a brief period of “Value ETF” outperforming in 2022, the “Quality at a Higher Price” (QHP) strategy outperformed again in 2023. However, we saw a lot of positive signs in 2023 that our approach is well positioned for 2024 and beyond.

In the large-cap world, many investors in both the Value and Growth camps have crowded into the same “quality” stocks. There are, by contrast, more options in the small-cap world, meaning portfolios are less homogenous. While many other portfolios struggle to define quality if there is less of a crowd to follow, our deep research allows us to find unique companies that have both great assets and great partners. Many small cap companies that might at times seem higher quality can in fact have questionable terminal values if they are too exposed to a single operational risk factor and/or do not have owners on the case. These companies fall into what Warren Buffett described as his “too hard box” where a multiple on next year’s revenue or earnings might be deceiving.
It seems harder to argue that we have more upside than “Value ETFs” trading at an earnings multiple of 11.8 (as measured by the Russell 2000 Value) when our next twelve months multiple is higher (although it’s debatable on how these multiples should be adjusted). However, our year 2 and 3 multiples look much more compelling than the market as companies with temporarily lower margins like Oscar, Anywhere Real Estate, Boston Beer and Westrock have hockey-stick improvements in their earnings power coming while other more asset-based companies like Atlanta Braves and White Mountains are not best judged by an earnings multiple.
Furthermore, when we dig into what the value index owns, we feel much better about the relative quality of our portfolio. There are three primary buckets that comprise 51% of the value index and have lurking dangers within their lower-than-market headline multiples:
Financials (27%) – While we are happy to own Financials (the Fund is currently overweight relative to the Index), we have historically had difficulty qualifying banks using our Business, People, Price discipline. However, in the wake of the crisis that rocked the bank industry in the first quarter, we have spent more time on banks (which comprise 18% of the Index) over the last one year than we have in the previous 10 years. Even with steep headline price declines, we have had trouble qualifying these generally opaque, highly levered businesses. While the stated next twelve month (NTM) price to earnings multiple of the average bank is certainly lower than the market’s, we question the growth and stability of that earnings per share (EPS) – let alone FCF for an industry like this. We suspect there are still potential bombs lurking in many loan books. American Banker recently summarized a study detailing how 40%+ of office real estate loans are underwater, and there are problems in other places as well. Our values for high-quality, small-cap real estate companies that are the best proxies for some of these loans are more conservative than the numbers many loans need to avoid write downs. Many market prices for publicly traded real estate equities are below our values, even after a strong end to the year. Many loans on real estate are attached to lower quality assets than are owned by these public real estate companies. That’s not a good chain of facts for many publicly traded banks. At times over the last year, the valid fear over this dynamic was much more priced in than it is now.
Information Technology + Health Care (15%) – We have typically had limited exposure to IT and Health Care in our portfolios, which has been a notable relative drag on performance over the last decade+. Both of these industries share many characteristics that can put them into the aforementioned “too hard box.” We are extra wary of low multiples in this part of the market for two main reasons: 1) cyclical peaks in volatile industries are dangerous (e.g. it’s generally been better to pay a “high” NTM multiple for a semiconductor company than a low one); 2) multiples can be low for good reasons if the dreaded “disruption” is real, which it is for a higher percentage of companies in these industries than in others (e.g. if a healthcare company will have its key product go off patent protection in 5-10 years, its “low” multiple on NTM earnings might still be too high).
Energy (9%) - We have proven we are open to this industry and remain willing to own companies in it that qualify on a bottom-up basis if we have competitively advantaged assets and great management partners. Another factor that determines returns is the starting spot commodity price and futures strip. We no longer have the free shot at upside we did before inflation and the Ukraine war, but we also are down from the highs post-Ukraine. That suggests to us an industry that is neither dear nor cheap in total. If you buy the market-cap-weighted index, you will likely get more capital allocation pain from larger companies overpaying for smaller ones, which we saw happening more as the year went on and expect to continue if animal spirits run wilder.
Our future absolute returns will be driven by what we own. As discussed above, our portfolio looks meaningfully different than the Russell 2000, the Value Index and our average value peers. We believe our differentiated portfolio will lead to significant alpha via a differentiated return stream.
The Future of Our Portfolios
This time last year, we wrote about three portfolio management process improvements we made in the second half of 2022. After an extended period of relative underperformance, capped off by a particularly challenging absolute and relative year in 2022, we undertook extensive analysis that helped inform tweaks to our long-term discipline. We believe this evolution of our process has helped us be a better version of ourselves for the present and future. The analysis showed that we have demonstrated long-term skill as bottom-up stock pickers, with a historic batting average of wins to losses of 60%+. However, the data led us to conclude we could improve in three primary areas by 1) limiting large overweight positions in the portfolio, 2) building in additional conservatism into our appraisals for holding companies (and therefore demanding a higher discount) and 3) focusing on price-to-enterprise value (P/EV) rather than pure price-to-value (P/V) in leveraged businesses where net debt to EBITDA exceeds 3x (again, resulting in a higher discount for such businesses).
The rules have improved how we analyze existing holdings and influenced the price at which we will buy a new holding and/or trim or add to an existing one. This has resulted in a higher level of resizing positions in the portfolio and exiting some long-term holdings this year. A good example in the portfolio today is Westrock Coffee (WEST), a company that we bought at a solid price in 2022. While our initial cost was $10/share, we sold shares over the last year at an average price of $12.26/share after the company exceeded our 6.5% position limit. After reassessing the case as the year went on with some ups and downs as detailed below, we ended up purchasing more shares at an average price of $8.81/share, which nicely improved our average cost.
These three filters also help us make better decisions about what NOT to own, leading to fewer mistakes. In 2023, 26% of our investments delivered negative returns from the start of the year to the end of the year or from our average cost during the year if they were new investments in 2023. Of course, this was an up-market year, but our 26% down compares to the index, where 46% were negative this year.
Performance across all strategies meaningfully improved since we implemented the new rules, and we believe these process improvements will help drive a higher batting average and strong future returns.

Contribution to Return
Oscar – Health insurance and software platform Oscar Health was the top contributor in the fourth quarter and for the year, after the stock price appreciated over 270% in 2023. Oscar was a top detractor in 2022 and highlights the importance of pragmatically revisiting the case for our decliners and not panic selling or adding too early on price declines. It is also a good reminder that game-changing value creation can come in unexpected ways, as it did with Mark Bertolini joining as CEO at Oscar this year. We couldn’t have modeled this as a driver, but we did recognize the stock price had become unduly punished alongside most tech-related businesses in 2022 and had confidence the business would rebound strongly. We remained engaged with management and the board to encourage proactive steps to close the extreme value gap. Oscar did benefit from a general rally in tech businesses coming out of 2022 weakness, but the positive price movement was primarily a direct reflection on the management upgrade and operational execution. Mark Bertolini brings significant operational expertise, as well as a strong endorsement value to the business, given his long-term track record as CEO of Aetna, which he sold to CVS for a great outcome for Aetna shareholders. Bertolini’s compensation package aligns his interests with shareholders, and he only really starts getting paid when the stock trades at $11 (vs the still discounted ~$9 level where the stock ended the year). In his first year, he has in quick order improved cost control and operational efficiency that drove EBITDA strength. Oscar reported another great quarter in November, beating expectations across most metrics and increasing 2024 guidance. The original venture investor holders beyond Thrive remain an overhang on the share price, and Oscar still offers significant upside from here.

Knife River – Construction materials and contracting company Knife River was a top contributor for the year and for the quarter. We initiated the position this year after it was spun out of MDU Resources Group, a utility holding company in North Dakota. We were familiar with the business from previous work done on MDU. Knife River was the business that originally attracted us to MDU, and the spin gave us the opportunity to buy the best business as a standalone stock at a discount when utility shareholders focused on a steady dividend dumped it. The business had not been optimized for a long time under MDU but still delivered solid mid-single digit revenue growth over the prior decade. We believe CEO Brian Gray and his plan to improve cash flow represents an improvement over the previous path. Knife River reported strong results in its first two quarters, beating expectations and company guidance.
GRUMA - Corn flour and tortilla manufacturing company GRUMA was again a top performer for the year, following on its 2022 strength. GRUMA consistently reported solid results with positive growth ahead of 2023 full year company guidance. 3Q23 saw FCF turning positive, and the company used the cash to pay down debt before likely turning back to share repurchase, as it has done before. This strong performance came despite headwinds such as foreign exchange and geopolitical concerns not specific to GRUMA.
ESRT - New York commercial real estate and tourism company Empire State Realty Trust (ESRT) was a top contributor in the fourth quarter and for the year, bouncing back from a challenging real estate environment that made it a top detractor last year. After a slow start in 1Q23, ESRT resolved the significant overhang of losing Signature Bank as a flagship tenant, announcing that Flagstar Bank took over the entire 300,000+ square foot lease at 1400 Broadway at a comparable rate. The company reported a solid 2Q and 3Q23, with good operating results for the NYC office business and raising 2023 full year guidance. ESRT outperformed its peer group by 4000bps, highlighting the importance of our great partners. We trimmed our position in the quarter on the back of price strength but think the company provides attractive upside from still depressed levels today.
Hyatt - Global hotel operator Hyatt was another strong contributor in the fourth quarter and for the year, outperforming expectations that the post-COVID travel rebound would ease in 2023. Hyatt consistently reported strong results in the year and guided mid-to-high single-digits of revenue per available room (RevPAR) growth in the back half of the year, driven by a continued recovery in Asia Pacific and ongoing improvements in group and business demand. Hyatt announced the value-additive purchase of UK booking company Mr & Mrs Smith and bought back discounted shares at a steady pace.
Lumen - Global fiber company Lumen was the top detractor for the year, and we sold our equity position in the first half, when it became clearer the new management team under CEO Kate Johnson would not pursue a strategic path to monetizing Lumen’s consumer business. At that time, we felt the depressed bonds provided a unique opportunity to own the bonds backed by hard assets with a better risk-reward profile. However, our confidence in the business case further deteriorated and we exited the bonds in the second half. Lumen represented a permanent capital loss for the Fund, a significant opportunity cost for the portfolio and a disappointing long-term mistake. Lumen has reinforced the importance of limiting overweight positions in the portfolio, being cautious of leverage and value declines, and fully re-underwriting a case – and being willing to move on – when the people and/or underlying facts change.
Westrock Coffee - Westrock Coffee, which is the “brand behind the brand” producing and distributing coffee, tea and extracts for larger entities, was another top detractor for the year. Westrock faced a challenging summer with inflation, heat waves making hot coffee less popular and high gas prices negatively impacting traffic at convenience stores and rest stops. 3Q23 also had disappointing results driven by traditional roasted coffee volumes declining materially due to a variety of factors that should not continue, although flavors, ingredients and single serve were strong. The company lowered guidance for the full year and indicated that the expected capacity from its new Conway, Arkansas facility will be delayed, only coming online towards the end of 2024 / early 2025. The company reiterated its expectations for long-term earnings power remain intact, but our appraisal value is down slightly. We think the management and board have learned good lessons this year and still have strong long-term records.
Mattel – Global toy and media company Mattel was the top detractor in the quarter, though its strong 2Q performance on the back of the success of the Barbie movie made it a positive year to date contributor. Mattel reported positive 3Q23 results, with earnings and revenues beating guidance. However, negative sentiment weighed on the entire toy industry, with the challenging macro environment driving holiday season weakness. Mattel benefitted in the year from the strength of the Barbie movie, which underscores Ynon Kreiz’s plan to monetize the strong intellectual property that the company owns. The company bought back discounted shares in the quarter.

Portfolio Activity
2023 was a busy and productive year for our research team. We initiated five new positions spanning multiple sectors: Ingles Markets, Park Hotels and Resorts, Boston Beer Company, Knife River and Douglas Emmett. These additions were funded by selling five positions and trimming an additional 11 in the year. We exited Vimeo, Lanxess, Madison Square Garden Sports Corp and Lazard as our investment cases changed and we felt we could allocate our capital more effectively in other opportunities with a more compelling margin of safety and potential upside. As discussed in more detail above as well as in our 2Q letter, we sold our long-term position in Lumen – both the stock and the briefly-held bonds – at a loss. While it is always disappointing to have a permanent capital loss, taking these losses puts the Fund in a very tax advantageous position, meaning we could realize significant future capital gains without incurring a capital gain distribution.
Outlook
While our cash ended the year at a higher than usual level of 14%, our on-deck list remains healthy, if not as strong as it was at other points over the last two years. The high level of new idea generation this year means we have multiple partial positions that we would love to fill out. Adding to these partial positions, plus one new company from our on-deck list, could quickly reduce cash to a more normal level in the mid-single digits or lower. We think it likely that 2024 will give us some volatility to put our cash to work and continue to improve our portfolio. We can’t tell you exactly where that volatility will come from or when it will hit. We did like how The Economist quantified 2024 as globally “the biggest election year in history.” And it might not be anecdotal that the market and humanity seemingly have a shorter fuse than in the past. One quantification comes from how unruly airline passengers remain elevated at ~2x pre-covid levels. Volatility won’t just help us improve our portfolios, it will help our existing investees grow their own value per share in ways that are unexpected and don’t fit into a spreadsheet, again highlighting the importance of high-quality people who are on offense. We thank our long-time clients for their partnership. It was good to deliver better results in 2023. We believe we have the pieces in place to continue to deliver future results more like our first 30+ years.

Performance History (Unaudited)
Small-Cap Fund
Comparison of Change in Value of $10,000 Investment
Since Inception February 21, 1989
Average Annual Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year	20 Year	Since Inception 2/21/1989
Small-Cap Fund	20.15%	6.08%	5.71%	8.00%	9.75%
Russell 2000 Index	16.93	9.97	7.15	8.10	9.15
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com.  The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with fewer financial resources than those of larger companies.
As reported in the Prospectus dated May 1, 2023, the total expense ratio for the Small-Cap Fund is 1.01% (gross) and 0.95% (net).  Through at least April 30, 2024, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.95% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Small-Cap Fund
Top 10 Portfolio Holdings at December 31, 2023
Net Assets
Eastman Kodak Company	9.0%
Westrock Coffee Company - Class A	6.3
Oscar Health, Inc.	6.1
Gruma, S.A.B. DE C.V.	5.7
Mattel, Inc.	5.6
Graham Holdings Company	5.5
Anywhere Real Estate Inc.	5.4
CNX Resources Corporation	4.9
White Mountains Insurance Group, Ltd.	4.9
Empire State Realty Trust, Inc.	4.7
58.1%

Sector Composition
Net Assets
Consumer Staples	20.8%
Real Estate	16.7
Consumer Discretionary	14.5
Financials	11.0
Information Technology	9.0
Energy	4.9
Communication Services	4.6
Materials	2.5
Industrials	1.4
Cash & Other	14.6
100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio of Investments
Small-Cap Fund
Common Stocks
	Shares	Value	% of Net Assets
Beverages
The Boston Beer Company, Inc. Class - A*	106,204	$ 36,703,040	4.3%
Building Products
Masonite International Corporation*	142,253	12,043,139	1.4
Construction Materials
Knife River Corporation*	319,925	21,172,637	2.5
Consumer Staples Distribution & Retail
Ingles Markets, Incorporated - Class A	440,184	38,018,692	4.5
Diversified Consumer Services
Graham Holdings Company - Class B	67,379	46,930,821	5.5
Diversified REITs
Empire State Realty Trust, Inc.(a)	4,136,822	40,085,805	4.7
Park Hotels & Resorts Inc.	2,425,421	37,108,942	4.3
		77,194,747	9.0
Entertainment
Atlanta Braves Holdings, Inc. - Class C*	982,236	38,876,901	4.6
Food Products
Gruma, S.A.B. DE C.V. (Mexico)	2,662,172	48,717,387	5.7
Westrock Coffee Company*(a)	5,231,296	53,411,532	6.3
		102,128,919	12.0
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A	225,767	29,442,274	3.4
Insurance
Oscar Health, Inc. - Class A*(a)	5,711,707	52,262,119	6.1
White Mountains Insurance Group, Ltd.	27,961	42,081,585	4.9
		94,343,704	11.0
Leisure Products
Mattel, Inc.*	2,521,419	47,604,391	5.6
Office REITs
Douglas Emmett, Inc.	1,329,830	19,282,535	2.3
Oil, Gas & Consumable Fuels
CNX Resources Corporation*	2,112,642	42,252,840	4.9
Real Estate Management & Development
Anywhere Real Estate Inc.*(a)	5,710,068	46,308,651	5.4
Total Common Stocks (Cost $454,340,150)		652,303,291	76.4
Preferred Stock

Technology Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock - Series B 4.00%(a)(b)(c) (Cost $95,452,160)	932,150	76,529,515	9.0
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 4.46%, dated 12/29/23, due 01/02/24, Repurchase price $115,811,363 (Collateral: $118,069,138 U.S. Treasury Bonds, 1.375% - 2.0% due 2/15/44 to 2/15/50, Par $154,651,000) (Cost $115,754,000)	115,754,000	$ 115,754,000	13.6%
Total Investments (Cost $665,546,310)		844,586,806	99.0
Other Assets (Liabilities), Net		8,930,835	1.0
Net Assets		$853,517,641	100.0%

*	Non-income producing security.
(a)	Affiliated issuer during the period. See Note 6.
(b)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
(c)	These shares were acquired directly from the issuer in a private placement on February 26, 2021 with a total cost at December 31, 2023 of $95,452,160. They are considered restricted securities under the Securities Act of 1933 (the "33 Act"). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Common Stock issuable upon conversion of the Series B Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued by Southeastern Asset Management as designee under procedures adopted by the Board of Trustees (See Note 2).
Note: Non-U.S. Companies represent 5.7% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
International Fund
Longleaf Partners International Fund returned 7.40% in the fourth quarter and 17.42% for the full year, while the FTSE Developed-Ex-North America Index returned 18.36% year to date (YTD). We were pleased with the progress made at most of our portfolio companies, as our management teams across Europe and Asia are taking positive steps to create value and to crystallize value recognition in the market via strategic actions, effective capital allocation decisions and governance improvements. Throughout the year, we saw strong stock performance across most of our European investments, while our regional allocation within Asia (overweight China, underweight Japan) exposure was the primary relative drag on YTD performance.
Global markets saw increased volatility in 2023 amid concerns over a higher inflationary environment, but we believe our portfolio is well positioned to benefit in such a market. We focus on investing in high-quality businesses with relative pricing power, which allows companies to pass input cost inflation through to end customers and, in many cases, charge a premium for the brand/reputation/service quality provided. We would expect to see our investees outperform when the majority of lower quality companies are struggling with negative margin pressure from higher costs. This can have longer-lasting implications for the highest quality businesses, as they are less exposed to price deflation once cost increases abate. In turn, that can provide some leeway for increased investment or margin progression in the years to come, further enhancing competitive advantages and/or returns.
Persistent inflation invariably leads policy makers into higher interest rate environments. We’ve discussed in previous letters how a return to what would historically be viewed as normalized rate environments is in general a positive for our portfolio. This would be particularly welcome after years of excessively valued ‘growth’ companies, with little-to-no earnings or cash flow to speak of, having outperformed in a virtually zero cost of capital environment.
Particularly in Europe, the rediscovery that capital does have a cost and cash flow does therefore have a value has seen many of our companies, with solid earnings growth and real cash generation, come back into favor. Our portfolio holdings have benefitted from management teams who have taken advantage of the low-cost funding environment while their sectors were out of favor to intelligently go on offense. We have numerous examples amongst top performers for the year, including Accor, EXOR, and Premier Foods, to name a few.
Our top performer for the year was in some ways both a beneficiary and a loser from a higher cost of funding. Applus clearly benefitted, receiving two bids from private equity groups as high-quality businesses generating strong free cash flow with attractive real return prospects came back into focus. The corollary was the higher cost of funding facing those private equity bidders, which perhaps curtailed the price they were willing to pay.
Within Asia, our underweight to Japan and our overweight to Hong Kong and China weighed on performance. Hong Kong and China were the only markets of size which were down over 10% in USD terms in 2023, while most other global markets were up 15-25% YTD. Hong Kong saw its first ever four-year losing streak since the Hang Seng Index launch in 1969. Investor disappointment with the lack of aggressive stimulus measures, a disappointing recovery post-Covid, leveraged property sector, weak consumer confidence, continued geopolitical tensions, and further government regulation contributed to another dismal year in the Chinese capital markets. China, the second largest (and growing) economy in the world, is being classified as “un-investable” by many Western institutional investors, primarily due to geopolitical reasons. The resulting capital outflow has led to extreme undervaluation in the region. This capital has found a home in markets like Japan and India, where overall valuations are going from fair to expensive. Notably, while foreigners have pulled money out of China, locals and insiders (who arguably know their own markets and businesses better) have been buying. Share buyback activity by Hong Kong-listed companies has hit historical highs just as price to earnings (P/E) has hit 20-year lows.

Our regional allocation is an outcome of our bottom-up stock selection. We look to buy strong businesses with growing free cash flow (FCF) coupons, run by smart capital allocators with skin in the game, at discounted prices with high margin of safety. Our direct exposure to Hong Kong and China is through our investments in Alibaba, Man Wah, Melco and WH Group, as well as Prosus, which is a European-listed stock but primarily Asian business. All these companies are currently trading at single-digit normalized FCF multiples, and the majority are taking action to address the discount to intrinsic value. We believe we are near peak pessimism, and patient investors will be rewarded with strong prospective returns.
Portfolio Year in Review from Your New Portfolio Managers
At the beginning of the year, Southeastern announced an update to the International Fund Portfolio Management team with Singapore-based Manish Sharma and London-based John Woodman taking over as Co-Portfolio Managers of the Fund. We have been pleased with our progress made over the course of the year, as we took a disciplined approach to reviewing the case, outlook and position sizing of each investment position in the portfolio. While the fundamental approach remains the same, we sought to instil a deeper focus on business and people quality reflected in higher expected internal rate of return (IRRs) and value growth which, alongside a traditional price-to-value (P/V) measure, provides a more securely underpinned margin of safety. The result is a portfolio increasingly weighted towards what we believe are the highest quality businesses with the potential for consistent long-term value growth and management teams who are incentivised to maximise that potential. We exited Gree, CK Hutchison and Lazard on these grounds.
We also brought more focus to executing investments via stricter entry size, scaling and exiting discipline, a key component that can, in some cases, be as important to the ultimate return as stock selection itself. These adjustments and evolutions of the process have directly resulted in more dynamic and objective decision making and a considered upgrading of the portfolio into better companies with management teams that are able to drive their own value growth. Having actively re-underwritten all positions in the portfolio, exiting those that did not meet our IRR expectations and adding several new names with significant potential, we believe we have positioned the portfolio for further strong performance. We are satisfied with our absolute return performance without excessive risk taking in our first year as managers and are excited by the quality and P/V of our portfolio today.

Contribution to Return
Applus – Diversified Spanish testing inspection and certification (TIC) business Applus was the top contributor for the year after two private equity firms made bids for the entire business. We exited the position in the fourth quarter on the back of roughly 60% price appreciation in 2023. Applus is a good example of investing in businesses with multiple ways to win. The private equity outcome for Applus is affirming, given our consistent engagement over the course of our investment that helped create significant value, which is now being recognized. As Applus’ largest shareholder, our direct engagement helped deliver a change of CEO, share buybacks for 10% of the outstanding share capital, an operational efficiency and rationalization plan worth 200bp of margin, and a focus on repositioning the investment case towards high-growth structural trends. We were able to take advantage of irrational share price movement to opportunistically add to our position over our holding period, leading it to be the largest position in the Fund at the start of 2023. This active position sizing allowed the Fund to fully benefit from the share price rally when bids arrived and the P/V gap closed.
Accor – French hospitality business Accor was another top performer for the year. Management has consistently taken proactive value creation steps over the last several years, both pre and post-Covid. As the largest hospitality group globally outside of the US and China, Accor delivered a strong post-Covid recovery, taking share from the still prevalent small and independent sector. Additionally, Accor’s credit rating was upgraded, management has taken steps to monetize the balance sheet, and in the last year restructured the company into two businesses - luxury/lifestyle and premium/mid/econ. Now that these key steps have been accomplished, and the underlying business recovery and return to strong cash generation is in full flow, the management team has turned their attention to share buybacks and future capital returns. Accor has significant scope for consistent future value growth. The Latin America, Asia Pacific and Middle East/Africa markets are driving strong demand growth where Accor are the market leaders. Even in Europe, where Accor also takes top spot, penetration of independent hotels is significantly higher than in the North American market. Yet the direction of travel towards large, branded groups is clear, giving Accor a strong visible growth trajectory of new hotel openings, conversions and market share gains with pricing power. The excellent management team will continue to rationalize the balance sheet assets to drive capital efficiencies and have flagged the potential for multi-billion dollar returns over the coming two to three years.
Fairfax Financial – Fairfax was another top performer after it consistently reported solid earnings per share (EPS) growth throughout the year. CEO Prem Watsa guided expectations for $100 EPS for the next three years and is on pace to exceed this level in 2023. The company extended its fixed income investment duration when treasury yields spiked in October. The company delivered strong underwriting performance with a mid-90s% combined ratio and premiums increasing 5% in the most recent quarter. The company continues to return capital to shareholders through discounted share repurchase, and in early January announced it was raising its annual dividend from $10 to $15.
GRUMA - Corn flour and tortilla manufacturing company GRUMA was again a top performer for the year, following on its 2022 strength. GRUMA consistently reported solid results with positive growth ahead of 2023 full year company guidance. 3Q23 saw FCF turning positive, and the company used the cash to pay down debt before likely turning back to share repurchase, as it has done before. This strong performance came despite headwinds such as foreign exchange and geopolitical concerns not specific to GRUMA.
EXOR - European holding company EXOR was another top contributor this year. The company reported solid results with strength across most of its listed and private investments. In September, EXOR announced a €1 billion share buyback program, representing more than 5% of the market cap. The company also made a sizeable investment in publicly listed healthcare company Philips, which we know well from prior successful investments in the business, as well as a smaller investment in TagEnergy. EXOR also spun out its investment business in Lingotto and increased its investment in the business in the latter half of the year. CEO John Elkann has a strong history of making value additive investments and selling assets at attractive prices to get the value of those investments recognized. Holding companies are alluring for value investors, but the P/V discount can be permanent, particularly in family holdco’s when there is no incentive to close the discount, and minority investors often have little influence to encourage them. EXOR, however, is different given John Elkann’s proven track record of value creation. We are not relying on the market to close the discount to value. Rather, EXOR management’s continued impressive capital allocation strategy drives value and returns. Incidentally, the discount to value, even as measured on mark-to-market rather than our own assessment of underlying asset values, is near historic highs today, further underpinning the margin of safety and accentuating the potential upside.
Glanbia – International consumer goods and ingredients business Glanbia performed strongly in 2023, benefiting from self-help initiatives that created significant value for shareholders. As we discussed earlier, owning strong businesses with best-in-class pricing power in inflationary environments can be beneficial, and Glanbia proved this through its category-leading protein/supplement brands, Optimum Nutrition and Isopure. Having implemented smart price increases through 2022, which allowed them to gain market share, whey price deflation in 2023 saw significant margin outperformance. Over the past five years, management has moved Optimum away from specialist health stores and into larger mainstream retailers, making Amazon, Costco and Walmart Glanbia’s largest distribution partners. It is testament to the power of the brand that the company has been able to sustain the new higher price points, increasingly differentiated versus peers, despite pressure from these very large retailers. On the ingredients side (Glanbia Nutritional Solutions), management took strong steps to crystalize value. They sold the European cheese business for a solid multiple, simplifying the business and investment case and releasing cash, which management is returning to shareholders via accretive buybacks. They have also continued to execute bolt-on M&A to broaden the service offering in the flavors and ingredients space, which they offer to their consumer packaged goods (CPG) customers. Optimum Nutrition is now a $1 billion brand, in a consumer market with clear scale economic benefits, and a management team committed to value creation with further levers to pull.
Premier Foods – Leading UK food producer Premier Foods had a strong year, driven by continued exceptional execution of a well-planned strategy. Premier owns a portfolio of leading legacy UK food brands, which have pricing power and leading market shares in the seasonings, ambient sauces, ambient desserts and cakes market in the UK, delivering solid growth and high margins. The cash these brands produce is used to enhance growth through new product development, mergers and acquisitions in adjacent but fast-growing categories, and international expansion. It is also used to invest in operational efficiency, which secures expanding returns. Premier consistently beat expectations in 2023, with a combination of price increases, stronger-than-anticipated growth and attractive capital allocation announcements driving value growth. The business continues to trade at a significant discount to the CPG sector, predominantly due to legacy issues under a previous management team, which led to a vastly over-stretched balance sheet and pension issues (both now resolved). With continued strong retail execution and value-accretive capital allocation to high growth and return initiatives, we expect continued value growth and increased recognition from the market – and possibly industry as Premier Foods looks like an attractive strategic acquisition candidate to us.
Domino’s Pizza Group – UK-listed Domino’s Pizza Group (DPG) was another strong contributor this year, returning almost 40%. The latent potential of the Domino’s brand, network and franchisee base has been evident to us since we first invested. DPG’s attraction lies in its status as by far the largest pizza brand in the UK, with industry-leading store economics operating in a growth environment for food delivery. However, the investment case had been undermined by a weak board and a revolving door of CEOs and CFOs, which hampered attempts to get the corporate business and the franchisees, on who the strategic execution relies, aligned and firing on all cylinders. Interim CEO Elias Diaz Sese did an exceptional job in implementing a core growth strategy and aligning the franchisees to his vision with positive repercussions for accelerating growth. In 2H23, the Board announced the recruitment of Andrew Rennie as permanent CEO. Rennie has spent his career within the global Domino’s network, with a highly successful track record growing the business in New Zealand and across Europe. We are excited about what he can deliver. He lives and breathes Domino’s and speaks the language as a former franchisee himself. Rennie’s compensation package aligns him very directly with share price performance, and we believe that significant upside potential remains.
Melco International – Macau casino and resort operator Melco International was a detractor for the year. Underlying operating metrics for Macau continued to improve in line with expectations in 2023. Macau visitation reached 85% of pre-Covid levels and Mass gross gaming revenue (GGR) recovered to over 92% of pre-Covid levels in Q3 2023. Higher margin Mass gaming revenue is on pace to exceed pre-Covid levels in Q4. Despite strong and improving operating fundamentals, the share price has remained weak primarily driven by negative sentiment around weak China macro and consumption outlook. We believe Chinese consumers are prioritizing services (travel, tourism, entertainment) over goods consumption and that Macau will continue to be a beneficiary of this trend. Additionally, Melco’s financial leverage was a concern for the market in a rising interest rate environment. Melco Resorts continued to invest during Covid years in expanding its Macau and Cyprus footprint leading to negative FCF and rising debt levels. Notably, Melco’s earliest debt maturity is in 2025. Now that Macau has reopened from Covid and the projects are complete, capital expenditures are expected to go down just as EBITDA recovery takes hold from these expansion projects. Furthermore, the company has optimized its cost structure leading to higher EBITDA margin profile in coming years. Melco is in a good position to benefit from both operating and financial leverage as revenue recovery takes hold at existing and new properties.
Delivery Hero - German-listed food delivery business Delivery Hero, a new position initiated in 2Q23, was also a top detractor for the year. The company has delivered strong results since we initiated our investment. Gross merchandise volume (GMV) and revenue growth are tracking better than originally forecasted, EBITDA is expected to improve by over €850 million in FY2023, despite FX headwinds, and the FCF breakeven target during 2H FY23 was reaffirmed. However, the stock price has not reflected this progress because of a few factors: 1) A delay in the potential sale of the company’s Southeast Asia business, which was announced more than three months ago. The delay has led to investors doubting the likelihood of a sale and being concerned about financial leverage in the absence of a divestiture. 2) Increasing competition in Korea, a key market for Delivery Hero. 3) Gig worker legislations in EU (Spain in particular). These factors, while incrementally negative, are not that impactful to our investment thesis. The key here is positive and growing EBITDA and FCF, while maintaining mid-to-high single-digit GMV growth. We are happy to see the progress made on operating metrics so far and are comfortable with Delivery Hero’s balance sheet and liquidity positions.
Portfolio Activity
As discussed above, this has been a busy year of reflection and portfolio restructuring for the International Fund. We bought four new businesses this year, all opportunities that were created by near-term Asia volatility but that span multiple industries and countries: Kansai Paint, Man Wah, Delivery Hero and Naver Corp. We also added to six existing discounted holdings. These additions were funded by four exits and trimming another 8 positions. In addition to Applus, discussed above, we sold long-term holding CK Hutchison at a gain. CK Hutchison was a positive investment over our holding period given the steep discount we originally paid, but it represented an opportunity cost over the last few years as our appraisal value declined in the face of mounting headwinds. We sold Lazard at a gain on the back of a change in management and a more muted outlook for the business in the current environment. We sold Gree at a loss and upgraded the portfolio by reallocating that capital to rival Man Wah, which we believe offers a better margin of safety and upside.
Outlook
The portfolio ended the year with 7% cash and a P/V in the high-60s%. We are increasingly focusing on the quality of the businesses we own and the IRRs to which we have underwritten the investment cases. These rely on strong business execution and the value-creative actions of management, rather than any sudden radical change in market perspective. High-quality but mispriced businesses can remain cheap and indeed get cheaper, particularly in nervous markets. The consensus view for a perfectly executed soft landing on rates in the US that seemed to take hold in Q4 may or may not prove to be justified. We prefer to focus on businesses operating in industries with strong growth prospects, those with a clearly definable moat and deployable competitive advantages, and with commensurate pricing power in any monetary environment. Combining these high-quality business factors with management teams who have a strong understanding of maximizing returns through capital allocation gives us confidence the portfolio will deliver strong value growth in the year to come.

Performance History (Unaudited)
International Fund
Comparison of Change in Value of $10,000 Investment
Since Inception October 26, 1998
Average Annual Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year	20 Year	Since Inception 10/26/1998
International Fund	17.42%	2.32%	1.32%	3.54%	6.12%
FTSE Developed ex-North America Index	18.36	8.06	4.34	5.78	5.61
Effective March 31, 2023, the Fund transitioned from the MSCI EAFE to the FTSE Developed ex-North America Index. We believe that the FTSE Developed ex-North America Index accurately reflects the principal investment strategies of the Fund and provides better economic efficiencies for the Fund. The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2023 (Supplemented November 3, 2023), the total expense ratio for the International Fund is 1.26% (gross) and 1.05% (net).  Through at least April 30, 2025, this expense ratio is subject to a contractual fee waiver to the extent the fund's normal annual operating expenses exceed 1.05% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
International Fund
Top 10 Portfolio Holdings at December 31, 2023
Net Assets
Glanbia plc	6.2%
Compagnie Financiere Richemont SA	5.9
EXOR N.V.	5.8
Premier Foods plc	5.4
Accor S.A.	5.2
Gruma, S.A.B. DE C.V.	4.8
WH Group Limited	4.8
Domino's Pizza Group PLC	4.6
Prosus N.V.	4.4
Jollibee Foods Corporation	4.3
51.4%

Sector Composition
Net Assets
Consumer Discretionary	38.0%
Consumer Staples	24.4
Financials	13.9
Communication Services	7.6
Materials	5.4
Health Care	3.6
Cash & Other	7.1
100.0%
Regional Composition
Net Assets
Europe Ex-United Kingdom	44.3%
Asia Ex-Japan	24.6
North America	11.9
United Kingdom	10.0
Japan	2.1
Cash & Other	7.1
100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio of Investments
International Fund
Common Stocks
	Shares	Value	% of Net Assets
Banks
HDFC Bank Ltd. (India)	1,479,291	$ 30,385,341	4.2%
Beverages
Becle, S.A.B. de C.V. (Mexico)	11,715,356	22,939,496	3.2
Broadline Retail
Alibaba Group Holding Limited (China)	2,372,800	22,972,873	3.2
Prosus N.V. (Netherlands)	1,064,408	31,708,811	4.4
		54,681,684	7.6
Chemicals
Kansai Paint Co., LTD. (Japan)	899,400	15,366,345	2.1
LANXESS AG (Germany)	757,573	23,726,475	3.3
		39,092,820	5.4
Entertainment
Juventus Football Club S.p.A.* (Italy)	37,816,540	10,737,475	1.5
Financial Services
EXOR N.V. (Netherlands)	420,900	42,051,056	5.8
Food Products
Glanbia plc (Ireland)	2,753,871	45,328,426	6.2
Gruma, S.A.B. DE C.V. (Mexico)	1,891,673	34,617,360	4.8
Premier Foods plc (United Kingdom)	22,538,242	38,955,670	5.4
WH Group Limited (Hong Kong)	53,566,522	34,574,537	4.8
		153,475,993	21.2
Hotels, Restaurants & Leisure
Accor S.A. (France)	998,075	38,123,141	5.2
Delivery Hero SE* (Germany)	726,947	20,070,854	2.8
Domino's Pizza Group PLC (United Kingdom)	6,907,395	33,175,398	4.6
Jollibee Foods Corporation (Philippines)	6,818,370	30,955,092	4.3
Melco International Development Limited* (Hong Kong)	23,653,700	16,569,858	2.3
		138,894,343	19.2
Household Durables
Man Wah Holdings Limited (Hong Kong)	30,077,500	20,607,623	2.8
Insurance
Fairfax Financial Holdings Limited (Canada)	30,367	28,017,027	3.9
Interactive Media & Services
Naver Corporation (South Korea)	123,070	21,405,140	3.0
Life Sciences Tools & Services
Eurofins Scientific (France)	402,041	26,177,280	3.6
Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA (Switzerland)	309,658	42,616,864	5.9
Kering (France)	40,484	17,832,232	2.5
		60,449,096	8.4
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	1,248,262	22,307,963	3.1
Total Common Stocks (Cost $566,268,284)		671,222,337	92.9
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 4.46%, dated 12/29/23, due 01/02/24, Repurchase price $46,960,260 (Collateral: $47,875,796 U.S. Treasury Bond, 2.00% due 02/15/50, Par $70,766,500) (Cost $46,937,000)	46,937,000	$ 46,937,000	6.5%
Total Investments (Cost $613,205,284)		718,159,337	99.4
Other Assets (Liabilities), Net		4,079,429	0.6
Net Assets		$ 722,238,766	100.0%

*	Non-income producing security.
Country Weightings
Net Assets
France	11.3%
Netherlands	10.2
United Kingdom	10.0
Hong Kong	9.9
Mexico	8.0
Ireland	6.2
Germany	6.1
Switzerland	5.9
Philippines	4.3
India	4.2
Canada	3.9
China	3.2
Sweden	3.1
South Korea	3.0
Japan	2.1
Italy	1.5
Cash & Other	7.1
100.0%
See Notes to Financial Statements.

Management Discussion (Unaudited)
Global Fund
Longleaf Partners Global Fund had a good year. We nearly doubled the FTSE Developed Value Index, while almost equalling the tech-led FTSE Developed Index, and approximately doubled our absolute return goal of inflation plus 10%. We were pleased with the progress made at our portfolio companies. Our management partners took steps to realize value per share via discounted share buybacks and other intelligent actions. Strong stock performance across most of our portfolio holdings drove solid double-digit returns in a year when value investing faced headwinds relative to growth strategies, and our lack of exposure to Info Tech created a 6%+ drag on relative results.
2023 Market Review
It has been widely publicized that seven stocks drove global markets, accounting for 26% of the weight and 62% of the performance of the S&P 500 Index in 2023. By contrast, 72% of stocks underperformed the S&P 500, an all-time high in the last two+ decades. Returns for the S&P 500 Equal-Weighted Index reflected this discrepancy, returning “only” 13.8% for the year. These same 7 stocks that dominated the U.S. Index also dominated Global, accounting for 42% of the FTSE Developed Index 2023 performance. U.S. large cap continued to outperform World-ex U.S. markets in 2023 given the narrow set of global drivers.

Source: Bloomberg
Our research team was busy in 2023. At the start of the year when everyone was still predicting an imminent recession, we saw opportunity as contrarians and improved our portfolio with weighting changes and compelling new investments, many of which have already contributed to the portfolio. In the fourth quarter, we have seen a growing consensus about a soft landing. This consensus view concerns us for the same reasons we were excited to be buying earlier in the year when everyone was fearful. However, we are confident in our ability to keep delivering double-digit returns with our portfolio of competitively advantaged, financially strong businesses with management teams that can take self-help measures in any environment. 2023 showed us that our investment approach can add meaningful value, even in a challenging period for bottom-up active equity managers.
In previous letters, we talked about the return of normal nominal interest rates making this a stock pickers’ market again (discussed in our 4Q21 Longleaf Partners Global Fund Commentary). When discounted cash flows (DCFs) matter more, bottom-up research matters more. Southeastern has thrived in environments like this before and believe the 2020s will be another great decade for us like most of the ‘70s, ‘80s and ‘00s.

The Future of Public Equity Value Investing
Three years ago, we wrote a paper on why we believe value was primed to work again, and we believe we are still well positioned for the return of value. Since we published the paper, Value has outperformed Growth over the subsequent three years, though it has been a rocky path.
However, we have continued to see the “Value” universe split into extremes of what we would call “Quality at a Higher Price” vs. “Value ETF” (or Low Quality at Low Multiples). This is best illustrated by an analysis of the average top ten holdings of “Value” managers, which shows a mix of five of the “Magnificent 7” and Financials, as shown in the chart below:
We do not belong to either of these extremes. Our continued focus is on “Business, People, Price.” We demand high-quality businesses, defined as competitively advantaged companies that will produce more free cash flow (FCF) in the near future and earn above average returns – i.e., not “cigar butts.” However, we will not pay the high prices commanded by the traditionally defined “Quality” that can be overvalued as it is easy to see. We look for hidden quality with management teams that will take steps to get that quality recognized by the market over the medium to long term. After a brief period of “Value ETF” outperforming in 2022, the “Quality at a Higher Price” (QHP) strategy outperformed again in 2023. However, we saw a lot of positive signs in 2023 that our approach is well positioned for 2024 and beyond.
It is easier for us to feel better positioned relative to QHP when the index is at 16.8 earnings and many of its larger constituents owned by “value” managers are 25-30x+ peak earnings. Paying a multiple like this has not historically worked long term, and this is compounded by today’s higher interest rates vs. those of the previous

10-15 years. It might seem harder to argue that we have more upside than Value ETFs trading at a multiple of 12.7 as measured by the FTSE Developed Value Index. However, when we dig into what the value index owns, we feel much better about our portfolio, which trades at a multiple of 11.2.
There are three primary buckets that comprise 49% of the value index and have lurking dangers within their lower-than-market headline multiples:
1. Financials (25%) – While we are happy to own Financials (the Fund is currently overweight relative to the Index), we have historically had difficulty qualifying banks using our Business, People, Price discipline. However, in the wake of the crisis that rocked the bank industry in the first quarter, we have spent more time on banks over the last one year than we have in the previous 10 years. Even with steep headline price declines, we have had trouble qualifying these generally opaque, highly levered businesses. While the stated next twelve months (NTM) price to earnings (PE) multiple of the average bank is certainly lower than the market’s, we question the growth and stability of that earnings per share (EPS) – let alone FCF for an industry like this. We suspect there are still potential bombs lurking in many loan books. American Banker recently summarized a study detailing how 40%+ of office real estate loans are underwater, and there are problems in other places as well. Our values for high-quality, small-cap real estate companies that are the best proxies for some of these loans are more conservative than the numbers many loans need to avoid write downs. Many market prices for publicly traded real estate equities are below our values, even after a strong end to the year. Many loans on real estate are attached to lower quality assets than are owned by these public real estate companies. That’s not a good chain of facts for many publicly traded banks. At times over the last year, the valid fear over this dynamic was much more priced in than it is now.
2. Information Technology (13%) – We have typically had limited exposure to IT in our portfolios, which has been a notable relative drag on performance over the last decade+. We are extra wary of low multiples in this part of the market today for two main reasons: 1) cyclical peaks in volatile industries are dangerous (e.g. it’s generally been better to pay a “high” NTM multiple for a semiconductor company than a low one); 2) multiples can be low for good reasons if the dreaded “disruption” is real, which it is for a higher percentage of companies in this industry than in others.
3. Resources (11%) - We have proven we are open to this industry and remain willing to own companies in it that qualify on a bottom-up basis if we have competitively advantaged assets and great management partners. Another factor that determines returns is the starting spot commodity price and futures strip. We no longer have the free shot at upside we did before inflation and the Ukraine war, but we also are down from the highs post-Ukraine. That suggests to us an industry that is neither dear nor cheap in total. If you buy the market-cap-weighted index, you will likely get more capital allocation pain from larger companies overpaying for smaller ones, which we saw happening more as the year went on and expect to continue if animal spirits run wilder.
Our future absolute returns will be driven by what we own. We believe our differentiated portfolio will lead to significant alpha via a differentiated return stream.
The Future of Our Portfolios
This time last year, we wrote about three portfolio management process improvements we made in the second half of 2022. After an extended period of relative underperformance, capped off by a particularly challenging absolute and relative year in 2022, we undertook extensive analysis that helped inform tweaks to our long-term discipline. We believe this evolution of our process has helped us be a better version of ourselves for the present and future. The analysis showed that we have demonstrated long-term skill as bottom-up stock pickers, with a historic batting average of wins to losses of 60%+. However, the data led us to conclude we could improve in three primary areas by 1) limiting large overweight positions in the portfolio, 2) building in additional conservatism into our appraisals for holding companies (and therefore demanding a higher discount) and 3) focusing on price-to-enterprise value (P/EV) rather than pure price-to-value (P/V) in leveraged businesses where net debt to EBITDA exceeds 3x (again, resulting in a higher discount for such businesses).
The rules have improved how we analyze existing holdings and influenced the price at which we will buy a new holding and/or trim or add to an existing one. This has resulted in a higher level of resizing positions in the portfolio and exiting some long-term holdings this year. A good example in the portfolio today is Warner Bros Discovery (WBD), a company that we bought too early but that remains a holding in the portfolio. Our average price for the initial WBD investment in 2021 was $26.48, or a P/V ratio in the mid-60s%. However, P/EV on the initial report was 79%. Under the new rules, we would not pay that price for the company today. We most likely would have waited for a mid-60s% P/EV, which would have equated to a $mid-teens entry price. In this case, we would have missed a too-large initial downturn in the stock price. The overweight rule dictated that we trimmed the position after the price ran up in the first half of 2023, which benefitted overall performance as the stock price subsequently fell again. However, even with the new rule lens, we remain confident in our case for the business and management’s ability to deliver going forward.
These three filters also help us make better decisions about what NOT to own, leading to fewer mistakes. In 2023, 22% of the investments delivered negative returns from the start of the year to the end of the year or from our average cost during the year if they were new investments in 2023. Of course, this was an up-market year, but our 22% down compares to the index, where 30% were negative this year. Performance across all strategies meaningfully improved since we implemented the new rules, and we believe these process improvements will help drive a higher batting average and strong future performance.
Contribution to Return
General Electric - Industrial conglomerate General Electric (GE) was the top performer for the year. We exited this multi-year investment as its price went above our appraisal. In 1Q23, GE spun out GE Healthcare, which we sold as it traded at our value. The share price continued its strong performance throughout the spring and summer, and we ultimately sold the position in the third quarter when we no longer saw a margin of safety for the business. CEO Larry Culp was a great partner who created significant value for shareholders by reducing leverage, cutting costs, streamlining operations, improving company culture and simplifying the structure with plans to split the company into three businesses. We hope to have the opportunity to partner with him again in the future.
FedEx - Global logistics company FedEx was another top contributor for the year, driven by strong performance in the first half of the year. FedEx benefitted from strong pricing power in the face of rising inflation that improved earnings vs. low expectations. Effective cost control at the Ground business helped the company beat guidance in the first half, and margins increased even with weak overall revenues. In the last two weeks of the year, FedEx’s share price was punished after F2Q23 results disappointed, driven by revenue and earnings weakness at Express. The company revised revenue guidance down from flat for the fiscal year to down low single-digits. However, Ground and Freight both had strong quarters, and FedEx continued to buy back discounted shares. The Ground business comprises the majority of our appraisal value for FedEx, with Freight and Express comprising smaller but equal values. We added to our position in the fourth quarter after the price declined, and our appraisal remained steady.
EXOR - European holding company EXOR was another top contributor this year and for the quarter. The company consistently reported solid results with strength across most of its listed and private investments. In September, EXOR announced a €1 billion share buyback program, representing more than 5% of the market cap. The company also made a sizeable investment in publicly listed healthcare company Philips, which we know well from prior successful investments in the business, as well as a smaller investment in TagEnergy. EXOR also spun out its investment business in Lingotto and increased its investment in the business in the latter half of the year. CEO John Elkann has a strong history of making value additive investments and selling assets at attractive prices to get the value of those investments recognized.
Millicom – Latin American wireless and cable company Millicom was also a top performer for the year, after being a top detractor in 2022. Millicom rallied early in the year on the news of multiple interested third parties. The share price retreated in 2Q after Millicom confirmed it had ended takeover discussions with private equity company Apollo Global. We were not counting on an Apollo buyout as an outcome, and our appraisal was not impacted by the news. The more compelling and value-additive update in the year was the arrival of new shareholder French billionaire Xavier Niel, founder of French broadband Internet provider Iliad, and subsequent shake-up of executive management and the board. Niel built up a roughly 30% ownership stake in Millicom via his investment vehicle Atlas Investissement. He took a seat on the Nomination Committee, where Southeastern also has a seat, and asked for multiple board seats as well. In August, Millicom announced the resignation of Chair José Antonio Ríos García, with CEO Mauricio Ramos taking over as Interim Chair and slated to step down as CEO of the business in 2024. Additionally, Maxime Lombardini, Vice-Chairman and prior CEO of Iliad, joined Millicom as President and COO, adding significant relevant industry expertise and capital allocation discipline to the company. We reduced our position on the back of strong price performance.
Fairfax – Fairfax was another top performer after it consistently reported solid EPS growth throughout the year. CEO Prem Watsa guided expectations for $100 EPS for the next three years and is on pace to exceed this level in 2023. The company extended its fixed income investment duration when treasury yields spiked in October. The company delivered strong underwriting performance with a mid-90s% combined ratio and premiums increasing 5% in the most recent quarter. The company continues to return capital to shareholders through discounted share repurchase, and in early January announced it was raising its annual dividend from $10 to $15.
PVH – Apparel company PVH, which owns brands Tommy Hilfiger and Calvin Klein, was the top performer in the fourth quarter and among the top contributors for the year. CEO Stefan Larsson, whom we previously partnered with at Ralph Lauren, has done a great job improving brand power while growing margins and FCF per share in a challenging environment. PVH reported a solid 3Q and is on track to buy back over 10% of shares this year. We expect more repurchase after the sale of its Warners, Olga and True and Co businesses in the period. This sale highlights the company’s continued focus on growing its core brands Calvin Klein and Tommy Hilfiger.
Live Nation – Live Nation Entertainment, a new purchase this year, was a strong performer in the fourth quarter and a strong performer for the year as it outperformed expectations. Live Nation reported a great 3Q, with revenues and adjusted operating income up 30%+, concert revenues up 29% and ticketing up 55%. The company guided for continued strong growth in 2024. We have prior knowledge of Live Nation from our time owning various Liberty Media entities and are encouraged on future capital allocation that Liberty is still on the case as a 30%+ owner.

Lumen - Global fiber company Lumen was the top detractor for the year, and we sold our position in the first half, when it became clearer the new management team under CEO Kate Johnson would not pursue a strategic path to monetizing Lumen’s consumer business. Lumen represented a permanent capital loss for the Fund, a significant opportunity cost for the portfolio and a disappointing long-term mistake. Lumen has reinforced the importance of limiting overweight positions in the portfolio, being cautious of leverage and value declines, and fully re-underwriting a case – and being willing to move on – when the people and/or underlying facts change.
Portfolio Activity
2023 was a busy and productive year for our research team. We initiated 12 new positions. These additions were funded by selling 11 positions (two of which were spun out of existing holdings) and trimming an additional 15 in the year. Four of the new purchases appreciated before we were able to fill out a complete position, so we exited at a gain to fund opportunities with a higher margin of safety and upside potential. We ended the year with eight new positions spanning multiple sectors: Kellanova, Live Nation Entertainment, Bio-Rad Laboratories, Fidelity National Information Services, Eurofins, Delivery Hero, Richemont and Fortune Brands. In addition to the small positions that we were never able to fill out, we sold GE Healthcare and WK Kellogg, which were spun out of existing holdings, and again successfully exited Alphabet (albeit with a shorter holding period our second time around). We exited CK Hutchison as a result of a lack of value growth and disappointing capital allocation, coupled with increasingly challenging macro-economic headwinds. We sold our small position in Kering and long-term holdings General Electric at a gain. We exited General Electric when it reached our appraisal value. We continue to watch the stock closely and hope to have the opportunity to partner with best-in-class CEO Larry Culp again. Finally, we sold our long-term position in Lumen at a loss, as discussed in more detail above and in our 2Q letter. While it is always disappointing to have a permanent capital loss, taking these losses puts the Fund in a tax advantageous position, meaning we could realize significant future capital gains without incurring a capital gain distribution.
Outlook
While our cash ended the year at a slightly higher than usual level of 8%, our on-deck list remains healthy, if not as strong as it was at other points over the last two years. The high level of new idea generation this year means we have multiple partial positions that we would love to fill out. We think it likely that 2024 will give us some volatility to put our cash to work and continue to improve our portfolio. We can’t tell you exactly where that volatility will come from or when it will hit. We did like how The Economist quantified 2024 as globally “the biggest election year in history.” And it might not be anecdotal that the market and humanity seemingly have itchier trigger fingers than the past. One quantification comes from how unruly airline passengers remain elevated at ~2x pre-covid levels. Volatility won’t just help us improve our portfolios, it will help our existing investees grow their own value per share in ways that are unexpected and don’t fit into a spreadsheet, again highlighting the importance of high-quality people who are on offense. We thank our long-time clients for their partnership. It was good to deliver better results in 2023. We believe we have the pieces in place to continue to deliver future results more like our first 30+ years.

Performance History (Unaudited)
Global Fund
Comparison of Change in Value of $10,000 Investment
Since Inception December 27, 2012
Average Annual Returns for the Periods EndedDecember 31, 2023
	1 Year	5 Year	10 Year	Since Inception 12/27/2012
Global Fund	22.48%	4.62%	2.63%	4.73%
FTSE Developed Index	23.61	12.55	8.47	9.97
Effective March 31, 2023, the Fund transitioned from the MSCI World to the FTSE Developed Index. We believe that the FTSE Developed Index accurately reflects the principal investment strategies of the Fund and provides better economic efficiencies for the Fund. The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2023 (Supplemented November 3, 2023), the total expense ratio for the Global Fund is 1.33% (gross) and 1.05% (net).  Through at least April 30, 2025, this expense ratio is subject to a contractual fee waiver to the extent the fund's normal annual operating expenses exceed 1.05% of average annual net assets.  Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Global Fund
Top 10 Portfolio Holdings at December 31, 2023
Net Assets
EXOR N.V.	6.2%
Affiliated Managers Group, Inc.	5.3
Kellanova	4.8
CNX Resources Corporation	4.8
FedEx Corporation	4.8
Prosus N.V.	4.8
Live Nation Entertainment, Inc.	4.7
IAC, Inc.	4.7
Bio-Rad Laboratories, Inc.	4.6
MGM Resorts International	4.6
49.3%

Sector Composition
Net Assets
Consumer Discretionary	26.6%
Communication Services	20.9
Financials	17.7
Consumer Staples	8.7
Health Care	7.3
Industrials	6.0
Energy	4.8
Cash & Other	8.0
100.0%
Regional Composition
Net Assets
North America	61.1%
Europe Ex-United Kingdom	30.3
Asia Ex-Japan	0.6
Cash & Other	8.0
100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio of Investments
Global Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation (United States)	48,104	$ 12,168,869	4.8%
Broadline Retail
Prosus N.V. (Netherlands)	406,140	12,098,947	4.8
Building Products
Fortune Brands Innovations, Inc. (United States)	41,478	3,158,135	1.2
Capital Markets
Affiliated Managers Group, Inc. (United States)	89,245	13,513,478	5.3
Entertainment
Live Nation Entertainment, Inc.* (United States)	127,278	11,913,221	4.7
Warner Bros., Discovery, Inc.* (United States)	964,626	10,977,444	4.3
Warner Music Group Corp. (United States)	210,320	7,527,353	3.0
		30,418,018	12.0
Financial Services
EXOR N.V. (Netherlands)	157,236	15,709,052	6.2
Fidelity National Information Services, Inc. (United States)	159,851	9,602,249	3.8
		25,311,301	10.0
Food Products
Glanbia plc (Ireland)	599,564	9,868,760	3.9
Kellanova (Formerly Kellogg Company) (United States)	219,961	12,298,020	4.8
		22,166,780	8.7
Hotels, Restaurants & Leisure
Accor S.A. (France)	135,139	5,161,860	2.0
Delivery Hero SE* (Germany)	210,403	5,809,183	2.3
Hyatt Hotels Corporation - Class A (United States)	34,039	4,439,026	1.7
Melco International Development Limited* (Hong Kong)	2,048,572	1,435,063	0.6
MGM Resorts International* (United States)	259,780	11,606,970	4.6
		28,452,102	11.2
Insurance
Fairfax Financial Holdings Limited (Canada)	6,566	6,057,885	2.4
Interactive Media & Services
IAC, Inc.* (United States)	226,746	11,876,956	4.7
Leisure Products
Mattel, Inc.* (United States)	505,258	9,539,271	3.8
Life Sciences Tools & Services
Bio-Rad Laboratories, Inc.* (United States)	36,155	11,674,088	4.6
Eurofins Scientific (France)	106,801	6,953,917	2.7
		18,628,005	7.3
Oil, Gas & Consumable Fuels
CNX Resources Corporation* (United States)	612,396	12,247,920	4.8
Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA (Switzerland)	77,572	10,675,892	4.2
PVH Corp. (United States)	53,411	6,522,551	2.6
		17,198,443	6.8
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	603,684	10,788,568	4.2
Total Common Stocks (Cost $209,444,205)		233,624,678	92.0
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 4.46%, dated 12/29/23, due 01/02/24, Repurchase price $20,661,234 (Collateral: $21,064,086 U.S. Treasury Bond, 1.38% due 02/15/44, Par $17,474,600) (Cost $20,651,000)	20,651,000	$ 20,651,000	8.1%
Total Investments (Cost $230,095,205)		254,275,678	100.1
Other Assets (Liabilities), Net		(274,816)	(0.1)
Net Assets		$254,000,862	100.0%

*	Non-income producing security.
Country Weightings
Net Assets
United States	58.7%
Netherlands	11.0
France	4.7
Sweden	4.2
Switzerland	4.2
Ireland	3.9
Canada	2.4
Germany	2.3
Hong Kong	0.6
Cash & Other	8.0
100.0%
See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2023
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets:
Non-affiliated investments in securities, at value (Cost $1,046,702,070, $291,991,868, $566,268,284, $209,444,205, respectively)	$ 1,192,643,149	$ 460,235,184	$ 671,222,337	$ 233,624,678
Affiliated investments, at value (Cost $0, $257,800,442, $0, $0, respectively)	—	268,597,622	—	—
Repurchase agreements, at value (Cost $174,368,000, $115,754,000, $46,937,000, $20,651,000, respectively)	174,368,000	115,754,000	46,937,000	20,651,000
Cash	68	993	210	371
Receivable from:
Fund shares sold	188,173	171,009	194,559	2,500
Dividends and interest	460,136	4,418,905	3,201,686	80,415
Securities sold	—	—	477,495	—
Investment Counsel	291,158	119,540	133,938	61,032
Foreign tax reclaims	—	501,120	1,250,701	4,038
Other assets	3,172,288	4,963,186	32,929	10,806
Total Assets	1,371,122,972	854,761,559	723,450,855	254,434,840
Liabilities:
Payable for:
Fund shares redeemed	868,762	420,458	356,763	111,974
Investment Counsel fee	942,605	617,340	635,676	240,174
Administration fee	114,356	70,988	61,194	21,349
Other accrued expenses	183,312	135,132	158,456	60,481
Total Liabilities	2,109,035	1,243,918	1,212,089	433,978
Net Assets	$ 1,369,013,937	$ 853,517,641	$ 722,238,766	$ 254,000,862
Net assets consist of:
Paid-in capital	$ 1,290,445,043	$1,151,115,637	$ 747,634,032	$ 249,152,683
Total distributable earnings (losses)	78,568,894	(297,597,996)	(25,395,266)	4,848,179
Net Assets	$1,369,013,937	$ 853,517,641	$722,238,766	$254,000,862
Net asset value per share	$ 22.58	$ 24.97	$ 15.92	$ 12.28
Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	60,623,666	34,177,897	45,355,284	20,689,083
See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 2023
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income
Dividends from non-affiliates (net foreign tax withheld of $156,377, $277,925, $1,184,139 and $85,624, respectively)	$ 15,714,744	$ 4,552,222	$ 18,451,295	$ 2,284,283
Dividends from affiliates	—	4,457,049	—	—
Interest from non-affiliates	3,934,620	5,260,902	1,305,192	401,856
Total Investment Income	19,649,364	14,270,173	19,756,487	2,686,139
Expenses
Investment Counsel fee	11,018,432	8,399,859	7,608,815	2,784,124
Administration fees	1,335,791	986,648	734,313	247,477
Transfer agent fees and expenses	1,107,305	563,003	402,132	80,103
Trustees' fees and expenses	255,787	206,246	142,211	46,760
Custodian fees and expenses	37,252	55,419	179,412	39,866
Other	308,244	320,064	222,690	140,939
Total Expenses	14,062,811	10,531,239	9,289,573	3,339,269
Expenses waived and/or reimbursed	(3,510,063)	(1,158,252)	(963,899)	(534,093)
Net expenses	10,552,748	9,372,987	8,325,674	2,805,176
Net investment income (loss)	9,096,616	4,897,186	11,430,813	(119,037)
Realized and Unrealized Gain:
Net Realized Gain (Loss):
Non-affiliated securities	(31,362,966)	(99,152,452)	28,493,946	(6,372,218)
Affiliated securities	—	(30,240,608)	—	—
Foreign currency transactions	141,249	(9,327)	(55,521)	(124)
Net Realized Gain (Loss)	(31,221,717)	(129,402,387)	28,438,425	(6,372,342)
Change in Unrealized Appreciation (Depreciation):
Non-affiliated securities	310,608,765	165,387,033	76,005,811	55,427,030
Affiliated securities	—	129,328,715	—	—
Foreign currency transactions	—	15,098	197,082	4,508
Net Change in Unrealized Appreciation	310,608,765	294,730,846	76,202,893	55,431,538
Net Realized and Unrealized Gain	279,387,048	165,328,459	104,641,318	49,059,196
Net Increase in Net Assets Resulting from Operations	$288,483,664	$ 170,225,645	$ 116,072,131	$ 48,940,159
See Notes to Financial Statements.

Statements of Changes in Net Assets
	Partners Fund		Small-Cap Fund
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$ 9,096,616	$ 12,481,805	$ 4,897,186	$ 12,718,347
Net realized gain (loss) from investments and foreign currency transactions	(31,221,717)	(10,102,675)	(129,402,387)	(19,273,709)
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	310,608,765	(402,137,951)	294,730,846	(321,877,298)
Net increase (decrease) in net assets resulting from operations	288,483,664	(399,758,821)	170,225,645	(328,432,660)
Distributions to Shareholders:
Total distributions	(9,119,995)	(54,452,997)	(8,000,969)	(14,002,380)
Capital Share Transactions:
Net proceeds from sale of shares	9,168,107	23,139,887	46,947,727	56,083,266
Reinvestment of shareholder distributions	8,236,215	49,868,871	7,080,200	12,677,209
Cost of shares redeemed	(163,543,022)	(185,212,828)	(541,779,007)	(377,003,254)
Net decrease in net assets from capital share transactions	(146,138,700)	(112,204,070)	(487,751,080)	(308,242,779)
Total increase (decrease) in net assets	133,224,969	(566,415,888)	(325,526,404)	(650,677,819)
Net Assets:
Beginning of year	1,235,788,968	1,802,204,856	1,179,044,045	1,829,721,864
End of year	$1,369,013,937	$1,235,788,968	$ 853,517,641	$ 1,179,044,045
Capital Share Transactions:
Issued	442,372	1,070,934	2,075,815	2,350,071
Reinvested	368,347	2,585,813	287,462	602,956
Redeemed	(7,881,033)	(8,613,338)	(24,381,713)	(16,314,841)
Net decrease in shares outstanding	(7,070,314)	(4,956,591)	(22,018,436)	(13,361,814)
See Notes to Financial Statements.

	International Fund		Global Fund
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$ 11,430,813	$ 4,709,791	$ (119,037)	$ 924,123
Net realized gain (loss) from investments and foreign currency transactions	28,438,425	(126,357,292)	(6,372,342)	(13,512,458)
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	76,202,893	(109,234,294)	55,431,538	(69,003,671)
Net increase (decrease) in net assets resulting from operations	116,072,131	(230,881,795)	48,940,159	(81,592,006)
Distributions to Shareholders:
Total distributions	(13,805,104)	(4,623,926)	(357,973)	(2,014,434)
Capital Share Transactions:
Net proceeds from sale of shares	40,557,181	144,696,547	2,490,946	15,698,147
Reinvestment of shareholder distributions	10,284,540	3,419,370	329,751	1,808,710
Cost of shares redeemed	(123,596,162)	(499,956,199)	(22,800,794)	(51,828,887)
Net decrease in net assets from capital share transactions	(72,754,441)	(351,840,282)	(19,980,097)	(34,322,030)
Total increase (decrease) in net assets	29,512,586	(587,346,003)	28,602,089	(117,928,470)
Net Assets:
Beginning of year	692,726,180	1,280,072,183	225,398,773	343,327,243
End of year	$ 722,238,766	$ 692,726,180	$ 254,000,862	$ 225,398,773
Capital Share Transactions:
Issued	2,630,438	9,409,583	214,949	1,398,545
Reinvested	646,826	245,468	26,787	173,259
Redeemed	(8,050,292)	(34,341,406)	(2,007,698)	(4,847,594)
Net decrease in shares outstanding	(4,773,028)	(24,686,355)	(1,765,962)	(3,275,790)
See Notes to Financial Statements.

Notes to Financial Statements
Note 1.  Organization
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended.
Note 2.  Significant Accounting Policies
The Funds follow the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946.
Management Estimates
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
The following is a description of the valuation techniques applied to the Funds' investments (see also Note 7. Fair Value Measurements).
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close, and categorized as Level 2.
In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.
When market quotations are not readily available, valuations of portfolio securities are determined by Southeastern Asset Management, Inc. (“Southeastern”) in accordance with procedures adopted by and under the general supervision of the Funds' Board of Trustees (the "Board"). In determining fair value, Southeastern considers relevant qualitative and quantitative information including news regarding significant market or security specific events. Southeastern may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.
Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds' Board. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.
The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If country specific (i.e. natural disaster, economic or political developments), issuer specific (i.e. earnings report, merger announcement), or U.S. markets-specific (i.e. significant movement in U.S. markets that would likely affect the value of foreign securities) events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by Southeastern in accordance with procedures adopted by and under the general supervision of the Board using observable data (i.e. trading in depository receipts) or using an external pricing service approved by the Board.  The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Such securities are categorized as Level 2.
Security Transactions
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships ("MLPs") in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.
Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Federal Income Taxes
The Funds' policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds' capital accounts for permanent book and tax basis differences.
The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2019 through 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds did not incur any interest or penalties during the period.
Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Note 3.  Investment Counsel Agreement and Other Transactions with Affiliates
Southeastern serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:
Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
International Fund	1.10% on first $500 million of average net assets 0.90% in excess of $500 million
Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million
Investment Counsel fees payable at December 31, 2023 and Investment Counsel fees expense for the period ended December 31, 2023 are disclosed on the Statements of Assets and Liabilities and the Statements of Operations, respectively.
Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund's annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:
Partners Fund	0.79%
Small-Cap Fund	0.95
International Fund	1.05*
Global Fund	1.05*

*	Prior to November 1, 2023, the International Fund and Global Fund expense limit was 1.15% of average annual net assets.
Investment Counsel receivable at December 31, 2023, and expenses waived and/or reimbursed for the period ended December 31, 2023, are disclosed on the Statements of Assets and Liabilities and the Statements of Operations, respectively.  The Partners Fund and Small-Cap Fund fee-waiver agreements are in effect through at least April 30, 2024. The International Fund and Global Fund fee-waiver agreements are in effect through at least April 30, 2025. These agreements may not be terminated without Board approval.
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets. Administration fee payable at December 31, 2023 and Administration fee expense for the period ended December 31, 2023 are disclosed in the Statements of Assets and Liabilities and Statements of Operations, respectively.
The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until resignation or removal. “Independent Trustees,” meaning those Trustees who are not “interested persons”, as defined in the 1940 Act, of the Trust, each receives annual compensation of $130,000 from the Trust, paid in four equal quarterly installments. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. One Trustee of the Trust is an employee of Southeastern.  Trustee fees and expenses for the period ended December 31, 2023 are disclosed in the Statements of Operations.  There were no Trustee fees payable at December 31, 2023.

Note 4.  Investment Transactions
Purchases and sales of investment securities for the period ended December 31, 2023 (excluding short-term and U.S. government obligations) are summarized below:
	Purchases	Sales
Partners Fund	$ 530,282,839	$ 790,166,538
Small-Cap Fund	216,684,426	753,155,282
International Fund	165,724,327	270,468,372
Global Fund	101,001,243	137,871,749
Note 5.  Related Ownership
At December 31, 2023, officers, employees of Southeastern and their families, Fund Trustees, the Southeastern retirement plan and other affiliates owned the following:
% of Fund
Partners Fund	31%*
Small-Cap Fund	17*
International Fund	42*
Global Fund	71*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the fund.
Note 6.  Affiliated Issuers
Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period.  Affiliated companies during the period ended December 31, 2023 were as follows:
	Shares at 12/31/23	Value at 12/31/22	Purchases	Sales	Dividends	Net Realized Gain (Loss) 1/1/23 to 12/31/23	Net Unrealized Appreciation (Depreciation) 1/1/23 to 12/31/23	Value at 12/31/23
Small-Cap Fund
Common Stocks
Anywhere Real Estate Inc.* (Real Estate Management & Development)	5,710,068	$41,579,998	$1,544,536	$6,448,409	$—	$(17,469,338)	$27,101,864	$46,308,651
Empire State Realty Trust, Inc.(a)(Diversified REITs)	4,136,822	55,701,031	—	31,000,102	728,449	(6,314,887)	21,793,757	40,085,805
Oscar Health, Inc. - Class A*(a) (Insurance)	5,711,707	35,838,417	14,078,975	78,263,765	—	(11,457,078)	92,065,570	52,262,119
Westrock Coffee Company* (Food Products)	5,231,296	93,217,930	4,109,553	27,123,735	—	5,000,695	(21,792,911)	53,411,532
Preferred Stock
Eastman Kodak Company Convertible Preferred Stock - Series B 4.0%(b)(c) (Technology Hardware, Storage & Peripherals)	932,150	66,369,080	—	—	3,728,600	—	10,160,435	76,529,515
		$292,706,456	$19,733,064	$142,836,011	$4,457,049	$(30,240,878)	$129,328,715	$268,597,622
*
Non-income producing security.

(a)
Not an affiliate at the end of the period.
(b)
Restricted security, see Portfolio of Investments for additional disclosures.
(c)
Investment categorized as Level 3 in fair value hierarchy.  See Note 7.
Note 7.  Fair Value Measurements
FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds' investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)
Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.
A summary of the inputs used in valuing the Funds' investments at December 31, 2023 follows:
	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stocks	$1,192,643,149	$ —	$ —	$ 1,192,643,149
Short-Term Obligations	—	174,368,000	—	174,368,000
	$1,192,643,149	$174,368,000	$ —	$1,367,011,149
Small-Cap Fund
Common Stocks	$ 652,303,291	$ —	$ —	$ 652,303,291
Preferred Stock	—	—	76,529,515	76,529,515
Short-Term Obligations	—	115,754,000	—	115,754,000
	$ 652,303,291	$115,754,000	$76,529,515	$ 844,586,806
International Fund
Common Stocks	$ 671,222,337	$ —	$ —	$ 671,222,337
Short-Term Obligations	—	46,937,000	—	46,937,000
	$ 671,222,337	$ 46,937,000	$ —	$ 718,159,337
Global Fund
Common Stocks	$ 233,624,678	$ —	$ —	$ 233,624,678
Short-Term Obligations	—	20,651,000	—	20,651,000
	$ 233,624,678	$ 20,651,000	$ —	$ 254,275,678
The following table provides quantitative information related to the significant unobservable inputs used to determine the value of Level 3 assets and the sensitivity of the valuations to changes in those significant unobservable inputs. These securities were valued by a third party specialist utilizing the income approach, which includes an analysis of various factors and subjective assumptions, including the current common stock price, expected period until exercise, expected volatility of the common stock, expected dividends, risk-free rate, credit quality of the issuer, and common stock borrow cost. Because a variety of factors and inputs, both observable and unobservable, are considered in determining fair values, the significant unobservable inputs presented below do not reflect all inputs significant to the fair value determination.

Fund	Investments in Securities	Fair Value (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input*
Small-Cap Fund	Preferred Stock	$76,530	Binomial Lattice Pricing	Straight Debt Yield	15.25%	Decrease
				Expected Volatility	45%	Increase
*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.
The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value at December 31, 2023:
Small-Cap Fund
Fair value at December 31, 2022	$66,369,080
Change in unrealized appreciation (a)	10,160,435
Fair value at December 31, 2023	$76,529,515
(a)
Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Affiliated securities. The entire amount relates to assets held as of December 31, 2023.
Note 8.  Federal Income Taxes
The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each Fund as of December 31, 2023 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Gross unrealized appreciation	$ 272,116,259	$ 212,517,094	$168,405,866	$ 52,421,501
Gross unrealized depreciation	(138,273,858)	(41,508,559)	(63,451,825)	(29,929,675)
Net unrealized appreciation	$ 133,842,401	$171,008,535	$ 104,954,041	$ 22,491,826
Cost for federal income tax purposes	$1,233,168,748	$673,578,271	$613,205,295	$231,783,852
Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes primarily because of losses deferred due to wash sale adjustments. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.
The tax character of distributions paid was as follows:
	Year Ended December 31, 2023
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Ordinary income	$9,119,994	$8,000,969	$13,805,104	$357,973
Long-term capital gains	—	—	—	—
	$9,119,994	$8,000,969	$13,805,104	$357,973

	Year Ended December 31, 2022
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Ordinary income	$10,336,844	$14,002,380	$4,623,926	$ 366,267
Long-term capital gains	44,116,153	—	—	1,648,167
	$ 54,452,997	$14,002,380	$4,623,926	$ 2,014,434

The tax-basis components of accumulated earnings (losses) at December 31, 2023 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Net unrealized appreciation (depreciation)	$133,842,399	$ 170,984,298	$ 105,125,768	$ 22,491,902
Late-year losses deferred	—	—	—	—
Capital loss carryforwards	(55,391,376)	(469,558,599)	(130,732,352)	(17,643,723)
Undistributed ordinary income	117,871	976,305	211,318	—
	$ 78,568,894	$(297,597,996)	$ (25,395,266)	$ 4,848,179
Capital loss carryforwards may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryforwards, if any, as of December 31, 2023.
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Short-term losses	$ —	$ (102,891,538)	$ (91,603,946)	$ (9,201,970)
Long-term losses	(55,391,376)	(366,667,061)	(39,128,406)	(8,441,753)
Total	(55,391,376)	(469,558,599)	(130,732,352)	(17,643,723)
During the year ended December 31, 2023, the International Fund utilized $18,201,190 of capital loss carryforwards.
The following permanent reclassifications were made between capital accounts to reflect adjustments for net operating loss and immaterial fund level overdistribution.
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Paid-in capital	$—	$—	$—	$(121,178)
Total distributable earnings	—	—	—	121,178
Note 9.  Commitments and Contingencies
The Funds indemnify the Board for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
Note 10.  Subsequent Events
The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Financial Highlights
The presentation is for a share outstanding throughout each period.
Partners Fund
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value Beginning of Period	$ 18.26	$ 24.81	$ 21.73	$ 20.30	$ 18.35
Net Investment Income(a)	0.14	0.18	0.22	0.23	0.38
Net Realized and Unrealized Gain (Loss)	4.33	(5.91)	4.79	1.90	2.33
Total from Investment Operations	4.47	(5.73)	5.01	2.13	2.71
Distributions from Net Investment Income	(0.15)	(0.20)	(0.23)	(0.23)	(0.42)
Distributions from Net Realized Capital Gains	—	(0.62)	(1.70)	(0.47)	(0.34)
Total Distributions	(0.15)	(0.82)	(1.93)	(0.70)	(0.76)
Net Asset Value End of Period	$ 22.58	$ 18.26	$ 24.81	$ 21.73	$ 20.30
Total Return	24.49%	(23.25)%	23.58%	10.53%	14.81%
Net Assets End of Period (thousands)	$1,369,014	$1,235,789	$1,802,205	$1,655,311	$1,797,792
Ratio of Expenses to Average Net Assets(c)	0.79%	0.79%	0.79%	0.79%	0.93%
Ratio of Net Investment Income to Average Net Assets	0.68%	0.82%	0.86%	1.23%	1.92%
Portfolio Turnover Rate	43%	39%	35%	37%	6%

Small-Cap Fund
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value Beginning of Period	$ 20.98	$ 26.30	$ 23.85	$ 24.27	$ 22.10
Net Investment Income(a)	0.11	0.20	0.16	0.18	0.51
Net Realized and Unrealized Gain (Loss)	4.11	(5.27)	2.51	0.79 (b)	3.78
Total from Investment Operations	4.22	(5.07)	2.67	0.97	4.29
Distributions from Net Investment Income	(0.23)	(0.25)	(0.22)	(0.55)	(0.62)
Distributions from Net Realized Capital Gains	—	—	—	(0.82)	(1.50)
Return of Capital	—	—	—	(0.02)	—
Total Distributions	(0.23)	(0.25)	(0.22)	(1.39)	(2.12)
Net Asset Value End of Period	$ 24.97	$ 20.98	$ 26.30	$ 23.85	$ 24.27
Total Return	20.15%	(19.27)%	11.18%	4.14%	19.65%
Net Assets End of Period (thousands)	$853,518	$1,179,044	$1,829,722	$1,836,719	$3,324,987
Ratio of Expenses to Average Net Assets	0.95% (c)	0.95% (c)	0.96% (c)	0.96%	0.93%
Ratio of Net Investment Income to Average Net Assets	0.50%	0.84%	0.61%	0.89%	2.10%
Portfolio Turnover Rate	24%	18%	33%	33%	22%

(a)	Computed using average shares outstanding throughout the period.
(b)	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in the net realized and unrealized gain (loss) on investments for the period.
(c)	Expenses presented net of fee waiver. The Partners Fund expense ratio before waiver for the periods ended December 31, 2023, 2022, 2021, 2020, and 2019 were 1.05%, 1.03%, 1.00%, 1.03%, and 1.00%, respectively. The Small-Cap Fund expense ratio before waiver for the period ended December 31, 2023, 2022 and 2021 was 1.07%, 1.01%, and 0.97%, respectively.

International Fund
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value Beginning of Period	$ 13.82	$ 17.11	$ 17.38	$ 17.68	$ 15.26
Net Investment Income (Loss)(a)	0.24	0.08	0.09	0.07	0.14
Net Realized and Unrealized Gain (Loss)	2.17	(3.28)	(0.24)	(0.29)	2.89
Total from Investment Operations	2.41	(3.20)	(0.15)	(0.22)	3.03
Distributions from Net Investment Income	(0.31)	(0.09)	(0.12)	(0.08)	(0.14)
Distributions from Net Realized Capital Gains	—	—	—	—	(0.47)
Total Distributions	(0.31)	(0.09)	(0.12)	(0.08)	(0.61)
Net Asset Value End of Period	$ 15.92	$ 13.82	$ 17.11	$ 17.38	$ 17.68
Total Return	17.42%	(18.69)%	(0.89)%	(1.22)%	20.00%
Net Assets End of Period (thousands)	$722,239	$692,726	$1,280,072	$1,166,163	$1,348,777
Ratio of Expenses to Average Net Assets(b)	1.13%	1.15%	1.15%	1.15%	1.15%
Ratio of Net Investment Income to Average Net Assets	1.56%	0.56%	0.47%	0.46%	0.82%
Portfolio Turnover Rate	26%	27%	27%	28%	23%

Global Fund
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value Beginning of Period	$ 10.04	$ 13.34	$ 13.26	$ 13.19	$ 11.25
Net Investment Income (Loss)(a)	(0.01)	0.04	0.09	0.08	0.12
Net Realized and Unrealized Gain (Loss)	2.27	(3.25)	0.94	0.39	2.17
Total from Investment Operations	2.26	(3.21)	1.03	0.47	2.29
Distributions from Net Investment Income	(0.02)	(0.01)	(0.07)	(0.07)	(0.13)
Distributions from Net Realized Capital Gains	—	(0.08)	(0.88)	(0.33)	(0.22)
Total Distributions	(0.02)	(0.09)	(0.95)	(0.40)	(0.35)
Net Asset Value End of Period	$ 12.28	$ 10.04	$ 13.34	$ 13.26	$ 13.19
Total Return	22.48%	(24.15)%	8.20%	3.57%	20.38%
Net Assets End of Period (thousands)	$254,001	$225,399	$343,327	$342,621	$288,637
Ratio of Expenses to Average Net Assets(b)	1.13%	1.15%	1.15%	1.19%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)%	0.33%	0.59%	0.72%	0.95%
Portfolio Turnover Rate	43%	33%	48%	36%	37%

(a)	Computed using average shares outstanding throughout the period.
(b)	Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the periods ended December 31, 2023, 2022, 2021, 2020, and 2019 were 1.27%, 1.26%, 1.17%, 1.20%, and 1.17%, respectively. The Global Fund expense ratio before waiver for the periods ended December 31, 2023, 2022, 2021, 2020, and 2019 were 1.35%, 1.33%, 1.31%, 1.33%, and 1.32%, respectively.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Longleaf Partners Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Longleaf Partners Funds Trust (the "Trust") (comprising Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund and Longleaf Partners Global Fund (collectively referred to as the "Funds")), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Longleaf Partners Funds Trust at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of  December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Longleaf Partners Funds Trust investment companies since 2018.
Cincinnati, Ohio
February 23, 2024

Statement Regarding Basis for Approval of Investment Advisory Contracts (Unaudited)
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is an openend management investment company registered with the US Securities and Exchange Commission. Southeastern Asset Management, Inc. (“Southeastern”) acts as investment counsel and fund administrator under agreements with each Fund (the “Agreements”). Trustees for each Fund, including Trustees who are not “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), are responsible for overseeing the performance of Southeastern and meet annually to review information specific to each Fund to determine whether or not the Agreements with Southeastern ought to be approved.
On September 12, 2023, Trustees for each Fund met to determine whether the Agreements with Southeastern should be approved for the period November 1, 2023 to October 31, 2024. In advance of the meeting, the Independent Trustees reviewed materials relating to the existing Agreements, including an independent expense and performance summary prepared by Lipper Inc. The Lipper materials included comparisons of each Fund with other funds in a comparable Lipper universe, as well as additional funds selected for comparison by the Independent Trustees. Trustees reviewed this comparative Lipper data regarding management and non-management fees and expenses, portfolio turnover, brokerage commissions, investment performance and long-term performance in light of total fund expenses (the “Lipper Data”). Other materials reviewed included information concerning the nature, extent and quality of Southeastern's services, Southeastern's profitability and financial results, including advisory fee revenue and separate account advisory fee schedules, and whether economies of scale are, or would be, shared with Fund investors as assets under management increase. Based on the information reviewed, as well as information received throughout the year and first-hand interaction with Southeastern's personnel, the Trustees for each Fund unanimously approved the selection of Southeastern as adviser and administrator, and the amounts to be paid by each Fund under Agreements with Southeastern.
Nature, Extent and Quality of Services Provided
While the investment performance of each Fund and Southeastern (discussed below) is relevant to an evaluation of the nature, extent and quality of services provided, the Trustees also considered Southeastern's governing principles as significant. These principles are stated at the beginning of the Funds' prospectus:
We will treat your investment as if it were our own.
We will remain significant investors in Longleaf Partners Funds.
We will invest for the long-term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.
We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.
We will focus our assets in our best ideas.
We will not impose loads or 12b-l charges on mutual fund shareholders.
We will consider closing to new investors if closing would benefit existing clients.
We will discourage short-term speculators and market timers.
We will continue our efforts to enhance shareholder services.
We will communicate with our investment partners as candidly as possible.
The Trustees concluded that Southeastern had operated each Fund under these governing principles, and that Longleaf shareholders had benefited from Southeastern's execution of its investment discipline, as well as its shareholder oriented approach. Southeastern's actions on behalf of shareholders have gone beyond stock selection and included active engagement with portfolio companies when necessary and involvement in the market structure debate. The Trustees looked favorably on Southeastern's Code of Ethics requirement that employees use funds advised by Southeastern for virtually all public equity investing. The Trustees noted that, as one of the largest Longeleaf shareholder groups, Southeastern and its affiliates' interests are aligned with other shareholders. In addition, significant investment by Southeastern's personnel has contributed to the economies of scale which have lowered fees and expenses for shareholders over time.
The Trustees recognized Southeastern's consistent implementation of the governing principles, noting that Southeastern and the Funds had received recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. The Trustees expressed confidence in the research, analysis, knowledge and over 48-years' experience of Southeastern. The Trustees concluded that shareholders buy the Funds primarily to gain access to Southeastern's investment expertise and shareholder orientation, and weighed this heavily in approving the Agreements.
Trustees concluded that Southeastern's administrative services, including fund accounting, legal, trading, shareholder reporting, compliance and oversight of Fund operations, had been high quality, and favored approving Southeastern for another year. Trustees concluded that Southeastern had been open, responsive, timely and cooperative in providing information required to oversee the Funds.
Comparative Investment Performance of the Funds and Adviser
Using the Lipper Data, the Trustees compared each Fund through periods ended June 30, 2023 to other similar funds, as well as the following objective benchmarks: inflation plus 10%, and each Fund's market index plus 200 basis points. The Partners Fund lagged its goal of the S&P 500 plus 200 basis points. The Small-Cap Fund lagged the Russell 2000 plus 200 basis points.. The International Fund exceeded its goal of inflation plus 10% for the one-year period ended June 30. The Global Fund lagged its goal of inflation plus 10% and the FTSE Developed Index plus 200 basis points.  The Trustees considered it a positive development that each Fund had exceeded its absolute and relative benchmarks for the period since September 30, 2022.
The Trustees also reviewed after-tax performance information for each Fund and noted that taxable shareholders were benefited by Southeastern's long-term, low turnover, tax efficient management style as compared to funds with more frequent trading.
The Costs of the Services to be Provided and Profits to be Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund
The Trustees considered each Fund's management fee rates and expense ratios relative to industry averages, advisory fees charged to Southeastern's private account clients and similar funds selected by Lipper and the Independent Trustees.
While Southeastern's management fees for each Fund were in some cases above average, non- management expenses were below average, due in part to Southeastern's performance and/or oversight of various operating functions. While the Trustees considered these fees separately, they viewed total expenses borne by shareholders as more important. In addition, the Trustees weighed favorably the fact that Southeastern had foregone additional fee income by closing each Fund to protect shareholder interests. The Trustees noted that Longleaf Partners Fund had been closed from June 9, 2017 to January 30, 2019, and also from July 2004 to January 2008, Longleaf Partners International Fund had been closed from February 2004 to July 2006, Longleaf Partners Small-Cap Fund had been closed from July 1997 to April 21, 2020, and Longleaf Partners Global Fund had been closed briefly from January 28, 2013 to April 16, 2013. The Trustees also recognized that Southeastern does not have an affiliated entity providing transfer agent, custodian, broker dealer services other than investment management and fund administration. Accordingly, Southeastern neither generates additional fees for itself through related entities, nor allocates Fund brokerage to pay its expenses. The transparency of Southeastern's fees and lack of supplemental sources of revenue was a significant factor to the Trustees.
In light of the qualifications, experience, reputation, and performance of Southeastern with respect to each Fund, as well as the steps taken to limit or reduce receipt of fees over time, the Trustees concluded that fee rates paid to Southeastern by each Fund are at an acceptable level.
The Trustees compared the fees paid to Southeastern by the Funds with those paid by Southeastern's private account clients. To the extent private account fees were lower than Fund fees, the Trustees concluded that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Funds are more work because of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number and managing trading is more complex because of more frequent fund flows, as well as IRS diversification compliance. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Trustees concluded that reasonable justifications exist to the extent that there are differences in fee rates between the two lines of business.
The Trustees reviewed reports of Southeastern's financial position, including overall revenues and expenses of the firm, as well as an Investment Manager Profitability Analysis prepared by Lipper Inc. While the Trustees considered the profitability of Southeastern as a whole, and jointly determined with Southeastern a method to allocate costs between mutual fund and private account activities, they did not evaluate on a Fund-by-Fund basis Southeastern's profitability and/or costs. Because no generally accepted cost allocation methodology exists, and estimating the cost of providing services on a Fund specific basis is difficult, Southeastern provided its complete financial statements to the Trustees. The Trustees concluded that significant profits were not unreasonable given Southeastern's successful investment management and strong shareholder orientation, as well as steps it had taken to limit or reduce its fees over time. As between the Funds and private account business, the Trustees acknowledged that cost allocation methods were not precise, but felt profits derived with respect to the Funds were acceptable in light of all the facts and circumstances. The Trustees also gave significant weight to the preferences and expectations of individual Fund shareholders and their relative sophistication, noting that the level of assets under management (despite closing, no sales force, or 12b-l plan) is a direct result of Southeastern's successful asset management and strong shareholder orientation. Similarly, if a shareholder wants to redeem, he or she is not constrained by the thought of having to pay a redemption fee or to recoup a front-end load. Indeed, as Fund assets decline Southeastern's profits are reduced. Thus, in assessing whether the costs of Southeastern's services and its resulting profits are acceptable, the Trustees considered it meaningful that the Funds' asset base consists of shareholders who have freely chosen to retain access to Southeastern's services, with full disclosure of advisory fee rates.
The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors
Because Southeastern's fee structure for each Fund contains a breakpoint, economies of scale will be realized as each Fund grows. Because fee levels for Longleaf Partners Fund and Longleaf Partners Small-Cap Fund reflected a greater sharing of economies of scale than the fee for Longleaf Partners International Fund, and in order to reward the loyalty of International Fund shareholders, Southeastern recommended a reduction in that Fund's breakpoint from $2.5 billion to $500 million in 2011. The higher breakpoint had been set in expectation that the International Fund could become as large as the Partners Fund. While it could still become that large in time, Southeastern was mindful that at current asset levels, shareholders did not benefit from the breakpoint. In addition, effective April 1, 2018, Southeastern reduced the International Fund fee to 1.10% breaking to 0.90% above $500 million with a 1.15% fee cap. Using the International Fund as a model, the breakpoint for the Global Fund was set at the same $500 million level. In addition, effective May 1, 2016, Southeastern agreed to voluntarily reduce the Global Fund's expense limit to 1.20%, and on April 1, 2018 made that limit a contractual commitment. On August 12, 2019, Southeastern agreed to a temporary cap of Longleaf Partners Fund's expenses at 0.79% which has been extended through at least April 30, 2024.  On September 1, 2021, Southeastern agreed to a temporary cap on the Small-Cap Fund's expenses at 0.95% which has been extended through at least April 30, 2024.  On September 12, 2023, Southeastern agreed to a temporary fee cap for both the Global and International Funds of 1.05% through at least April 30, 2025.  Accordingly, the Trustees were satisfied that breakpoints and expense limits for each Fund were set at appropriate levels, and economies of scale would be shared sufficiently with Fund shareholders.
Conclusion
While the material factors that the Trustees considered are summarized above, each individual Trustee considered and weighed in the aggregate all information prior to making a renewal decision. All Trustees, including the Independent Trustees, concluded that Southeastern's fee structure was acceptable in light of the nature and quality of services provided, and that approval of the Investment Counsel and Fund Administration Agreements was in the best interest of each Fund and its shareholders.

Liquidity Risk Management Program (Unaudited)
The Longleaf Partners Funds (the “Funds”) implemented a Liquidity Risk Management Program (the “Program”) to comply with Rule 22e-4 of the Investment Company Act (the “Rule”). The Program’s principal objectives include supporting the Funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the Funds’ will be unable to meet shareholder redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Funds’ liquidity and the periodic classification and re-classification of the Funds’ investments into one of four liquidity buckets (highly liquid, moderately liquid, less liquid, illiquid).
During the period from December 1, 2022 through November 30, 2023, the Program was reasonably designed to assess and manage the Funds’ liquidity risk and operated effectively. The Funds’ assets were primarily classified as highly liquid, and therefore were exempt from establishing a highly liquid investment minimum.  Additionally, the Funds’ illiquid investments did not exceed the 15% of net assets limitation as proscribed by the Rule. Finally, management of the Funds’ portfolios was not materially impacted by the Rule, and there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to shareholders.

Expense Example
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at July 1, 2022 and held through December 31, 2023.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund's actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and expenses based on each Fund's actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds' shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds' transaction costs to assess the total cost of ownership for comparison purposes.
		Actual		Hypothetical (5% return before expenses)
	Beginning account value 6/30/2023	Ending account value 12/31/2023	Expenses paid during period *	Ending account value 12/31/2023	Expenses paid during period *	Annualized expense ratio
Partners Fund	$1,000.00	$ 1,060.30	$ 4.10	$1,021.22	$ 4.02	0.79%
Small-Cap Fund	1,000.00	1,111.50	5.06	1,020.42	4.84	0.95
International Fund	1,000.00	1,031.70	5.74	1,019.56	5.70	1.12
Global Fund	1,000.00	1,033.40	5.74	1,019.56	5.70	1.12

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

Information on Boards of Trustees
Each Fund is served by a separate Board of Trustees composed of six members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Mr. Misener and Ms. Jemison were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.
Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)		Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
O. Mason Hawkins, CFA, (75) 6410 Poplar Ave., Suite 900 Memphis, TN 38119*	Co-Portfolio Manager, Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1987 1989 1998 2012	Chairman of the Board, Southeastern Asset Management, Inc.	4
Margaret H. Child (67) 137 Marlborough Street Apt. 3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012	Nonprofit Consulting	4
Sarah Jemison (30) 35 Union Ave., Suite 300 Memphis, TN 38103	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2022 2022 2022 2022	Chair and Chief Strategy Officer, Alco Management, Inc. (real estate development)	4
Steven N. Melnyk (76) 314 Forest Oaks St. Simons Island, GA 31522	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1991 1991 1998 2012	Private Investor and Consultant	4
Kent A. Misener (71) 380 North 200 West, Suite 102 Bountiful, UT 84010	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2018 2018 2018 2018	Chief Executive/Chief Investment Officer, Verapath Global Investing LLC	4	Trustee, State Institutional Trust Fund, Salt Lake City, UT MVP Private Markets Darien, CT
Perry C. Steger (61) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012	President, Steger & Bizzell Engineering, Inc., Chief Executive Officer, Specific Energy	4
*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee.

Fund Information
The following additional information may be obtained for free by calling (800) 445-9469, visiting southeasternasset.com, or on the SEC's website at sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf's Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit on Form N-PORT.  The Funds' Form N-PORTs are available on the SEC's website at www.sec.gov.  The exhibits for the most recent 1st and 3rd quarters are also available at www.southeasternasset.com.
Fund Trustees
Additional information about Fund Trustees is included in the SAI.

Service Directory
Call (800) 445-9469
Fund Information
To request a printed Prospectus, Summary Prospectus (connect.rightprospectus.com/Longleaf/TADF/543069108/SP#), Statement of Additional Information (including Longleaf's Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.
Shareholder Inquiries
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
Account Information
For automated account balance and transaction activity, 24 hours a day, seven days a week.
Correspondence
By regular mail:	By overnight mail:
Longleaf Partners Funds	Longleaf Partners Funds
c/o BNY Mellon	c/o BNY Mellon
P.O. Box 534448	Attn: 534448
Pittsburgh, PA 15253-4448	500 Ross Street 154-0520
Pittsburgh, PA 15262
Published Daily Price Quotations
Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.
Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Open
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

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Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 1(b) Rule 30e-3 Notice

February 23, 2024

An Important Report to Shareholders of Longleaf Partners Funds

is Now Available Online and in Print by Request

The Longleaf Partners Funds have filed a new shareholder report, which is now available online and in print by request. Your shareholder report contains important information about your investments, including performance, expenses, portfolio holdings, and financial statements. We encourage you to access and review it. You can:

•	Access the report and other resources at https://southeasternasset.com/investment-offerings/longleaf-partners-fund/ under the heading “Resources.”

•

At any time, request a mailed copy of the report and other resources at no charge by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. You will not otherwise receive a paper copy.

•

Sign-up for e-delivery of shareholder reports and other communications by logging on to your account at https://my.accessportals.com/app/a07/login, by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. You will not otherwise receive an email copy.

Item 2.	Code of Ethics.

On December 8, 2003, the Board of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. This Code of Ethics, as amended, may be obtained without charge, upon request, by calling (901) 761-2474 and asking Southeastern’s General Counsel for a copy.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Longleaf Partners Funds determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Kent Misener is the registrant’s “audit committee financial expert” and is “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2023	2022
(a) Audit Fees	135,500	131,016
(b) Audit Related Fees	—	—
(c) Tax Fees*	41,690	48,890
(d) All Other Fees	—	—

* Includes amounts related to the review of excise distribution requirements, review and signature of Federal, state, and excise tax returns, tax consulting, and ongoing tax compliance and tax filings in foreign jurisdictions.

(e)(1) Audit Committee Pre-Approval Policies – Under Longleaf Partners Funds (the “Funds”) Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services to be provided to the Funds and all non-audit services to be provided to Southeastern Asset Management, Inc., by the Funds’ principal accountant.

(e)(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and its affiliates were $166,247 and $156,655 in 2023 and 2022, respectively.

(h) No services included in (b) through (d) above were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete schedule of investments for the period ended December 31, 2023 is included in the Annual Report filed under Item I of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

Exhibit 99.1 Certification Required by Item 13(a)(2) of Form N-CSR.

Exhibit 99.2 Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ross Glotzbach
Ross Glotzbach CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date March 1, 2024

By	/s/ Ryan S. Hocker
Ryan S. Hocker Global Funds Treasurer, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date March 1, 2024

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.